                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 1999


                             Western Sierra Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

                                    000-25979
                             Commission File Number



                 California                                   68-0390121
(State or Other Jurisdiction of Incorporation)            (I.R.S. Employer
                                                         Identification No.)


4011 Plaza Goldorado Circle, Cameron Park, California           95682
   (Address of Principal Executive Offices)                   (Zip Code)

              (530) 677-5600
(Registrant's Telephone Number, Including Area Code)


                    This Report includes a total of 68 pages.

Item 7.   Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired.

                                                                            Page
                                                                            ----
ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

Financial Statements as of December 31, 1998 and 1997
and for each of the Three Years in the Period Ended
December 31, 1998 and Independent Auditors' Report                            3

LAKE COMMUNITY BANK

Financial Statements as of December 31, 1998 and 1997
and for each of the Three Years in the Period Ended
December 31, 1998 and Independent Auditors' Report                           34

                          INDEPENDENT AUDITOR'S REPORT

The Shareholders and
  Board of Directors
Roseville 1st Community Bancorp
  and Subsidiary

         We have audited the accompanying consolidated balance sheet of Roseville 1st Community Bancorp and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Roseville 1st Community Bancorp and subsidiary as of December 31, 1998 and 1997 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                           /s/ Perry-Smith & Co., LLP
                                           Certified Public Accountants

Sacramento, California
March 24, 1999, except for
   Note 14 as to which the
   date is April 30, 1999

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                           DECEMBER 31, 1998 AND 1997

                                                                                              1998                    1997
                                                                                       ------------------     ------------------
                                 ASSETS
Cash and due from banks                                                                   $  2,225,368           $  1,830,279
Federal funds sold                                                                           7,150,000              6,720,000
Loans held for sale                                                                            673,500                227,150
Available-for-sale investment securities (Note 2)                                            8,240,900              4,010,300
Loans, less allowance for loan losses of $328,915 in
  1998 and $723,880 in 1997 (Note 3)                                                        34,103,256             34,125,423
Bank premises and equipment, net (Note 4)                                                    1,483,519              1,720,231
Deferred tax assets, net (Note 5)                                                              218,000                303,000
Accrued interest receivable and other assets (Note 11)                                       1,832,397              1,651,293
                                                                                          ------------           ------------

                                                                                          $ 55,926,940           $ 50,587,676
                                                                                          ------------           ------------
                                                                                          ------------           ------------

                             LIABILITIES AND
                          SHAREHOLDERS' EQUITY

Deposits:
    Non-interest bearing                                                                  $ 10,629,822           $  8,526,329
    Interest bearing (Note 6)                                                               39,965,349             37,823,066
                                                                                          ------------           ------------

          Total deposits                                                                    50,595,171             46,349,395

Accrued interest payable and other liabilities                                                 722,058                273,782
                                                                                          ------------           ------------

          Total liabilities                                                                 51,317,229             46,623,177
                                                                                          ------------           ------------

Commitments and contingencies (Note 7)

Shareholders' equity (Note 8):
    Common stock - no par value; 5,000,000 shares
       authorized; 370,805 shares issued and outstanding
       in 1998.  Par value $5.00 per share; 5,000,000
       shares authorized; 319,972 shares issued and
       outstanding in 1997                                                                   2,511,058              1,599,860
    Additional paid-in capital                                                                                        421,574
    Retained earnings since December 31, 1990 when the deficit of $1,729,001 was transferred to additional paid-in capital as part of a quasi-
       reorganization                                                                        2,122,032              1,931,885
    Accumulated other comprehensive (loss) income
       (Notes 2 and 12)                                                                        (23,379)                11,180
                                                                                          ------------           ------------

          Total shareholders' equity                                                         4,609,711              3,964,499
                                                                                          ------------           ------------

                                                                                          $ 55,926,940           $ 50,587,676
                                                                                          ------------           ------------
                                                                                          ------------           ------------

   The accompanying notes are an integral part of these financial statements.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                        CONSOLIDATED STATEMENT OF INCOME

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                         1998                1997               1996
                                                    -------------       -------------       -------------
Interest income:
    Interest and fees on loans                      $   3,249,762       $   3,264,163       $   2,531,379
    Interest on loans held for sale                        78,095              22,446              13,759
    Interest on Federal funds sold                        268,038             341,603             251,169
    Interest on deposits in banks                                                                   5,748
    Interest on taxable investment securities             425,951             266,264             226,179
                                                    -------------       -------------       -------------

          Total interest income                         4,021,846           3,894,476           3,028,234

Interest expense on deposits (Note 6)                   1,758,369           1,663,920           1,331,181
                                                    -------------       -------------       -------------

          Net interest income                           2,263,477           2,230,556           1,697,053

Provision for loan losses (Note 3)                        145,500             564,000              89,200
                                                    -------------       -------------       -------------

          Net interest income after provision
              for loan losses                           2,117,977           1,666,556           1,607,853
                                                    -------------       -------------       -------------

Non-interest income:
    Service charges and fees                               71,649              58,200              33,061
    Gain on sale of loans                                 219,259              98,761              58,229
    Gain on sale of available-for-sale
       investment securities (Note 2)                       7,930
    Other income                                          243,950             184,039             137,149
                                                    -------------       -------------       -------------

          Total non-interest income                       542,788             341,000             228,439
                                                    -------------       -------------       -------------

Other expenses:
    Salaries and employee benefits
       (Notes 3 and 11)                                   971,824             817,541             701,482
    Occupancy and equipment (Notes 4
       and 7)                                             286,636             214,126             180,467
    Merger related expenses (Note 14)                     199,700
    Other (Note 9)                                        886,458             661,170             448,537
                                                    -------------       -------------       -------------

          Total other expenses                          2,344,618           1,692,837           1,330,486
                                                    -------------       -------------       -------------

          Income before income taxes                      316,147             314,719             505,806

Income taxes (Note 5)                                     126,000             133,000             204,000
                                                    -------------       -------------       -------------

          Net income                                $     190,147       $     181,719       $     301,806
                                                    -------------       -------------       -------------
                                                    -------------       -------------       -------------

Basic earnings per share (Note 8)                         $   .57             $   .57             $   .94
                                                          -------             -------             -------
                                                          -------             -------             -------

Diluted earnings per share (Note 8)                       $   .56             $   .56             $   .93
                                                          -------             -------             -------
                                                          -------             -------             -------

   The accompanying notes are an integral part of these financial statements.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                          ACCUMULATED
                                             COMMON STOCK       ADDITIONAL                  OTHER
                                       -----------------------   PAID-IN     RETAINED    COMPREHENSIVE  SHAREHOLDERS'  COMPREHENSIVE
                                         SHARES      AMOUNT      CAPITAL     EARNINGS    INCOME (LOSS)     EQUITY         INCOME
                                       ---------- ------------ ----------- ------------ -------------- -------------- --------------
Balance, January 1, 1996                 319,572  $ 1,597,860  $   420,574 $  1,448,360                $   3,466,794

Comprehensive income:
  Net income                                                                    301,806                      301,806   $    301,806
  Other comprehensive income, net
   of tax:
    Unrealized gains on available-for-
     sale investment securities
      (Note 12)                                                                          $      3,439          3,439          3,439
                                                                                                                      --------------

        Total comprehensive income                                                                                     $    305,245
                                                                                                                      --------------
                                                                                                                      --------------

Stock options exercised (Note 8)             400        2,000        1,000                                     3,000
                                       ---------- ------------ ----------- ------------ -------------- --------------

Balance, December 31, 1996               319,972    1,599,860      421,574    1,750,166         3,439      3,775,039

Comprehensive income:
  Net income                                                                    181,719                      181,719   $    181,719
  Other comprehensive income, net
   of tax:
    Unrealized gains on available-for-
     sale investment securities
      (Note 12)                                                                                 7,741          7,741          7,741
                                                                                                                      --------------

        Total comprehensive income                                                                                     $    189,460
                                       ---------- ------------ ----------- ------------ -------------- -------------- --------------
                                                                                                                      --------------

Balance, December 31, 1997               319,972    1,599,860      421,574    1,931,885        11,180      3,964,499
                                       ---------- ------------ ----------- ------------ -------------- --------------


                                   (Continued)

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                          ACCUMULATED
                                             COMMON STOCK       ADDITIONAL                  OTHER
                                       -----------------------   PAID-IN     RETAINED    COMPREHENSIVE  SHAREHOLDERS'  COMPREHENSIVE
                                         SHARES      AMOUNT      CAPITAL     EARNINGS    INCOME (LOSS)     EQUITY         INCOME
                                       ---------- ------------ ----------- ------------ -------------- -------------- --------------
Balance, December 31, 1997               319,972  $  1,599,860  $  421,574  $ 1,931,885  $      11,180  $   3,964,499

Comprehensive income:
  Net income                                                                    190,147                       190,147  $    190,147
  Other comprehensive loss, net
   of tax:
    Unrealized losses on available-for-
     sale investment securities
      (Note 12)                                                                                (34,559)       (34,559)      (34,559)
                                                                                                                      --------------

        Total comprehensive income                                                                                     $    155,588
                                                                                                                      --------------
                                                                                                                      --------------

Shares exchanged to effect merger
 with the Bank                                         421,574    (421,574)

Stock options exercised and related tax
 benefit (Note 8)                         50,833       489,624                                                489,624
                                       ---------- ------------ ----------- ------------ -------------- --------------

Balance, December 31, 1998               370,805  $  2,511,058  $        -  $ 2,122,032  $     (23,379) $   4,609,711
                                       ---------- ------------ ----------- ------------ -------------- --------------
                                       ---------- ------------ ----------- ------------ -------------- --------------


Disclosure of reclassification amount, net of taxes:

 Unrealized holding loss arising during 1998                                             $     (39,793)
 Less: reclassification adjustment for gains included in net income                              5,234
                                                                                        --------------

 Net unrealized loss on available-for-sale investment securities                         $     (34,559)
                                                                                        --------------
                                                                                        --------------


   The accompanying notes are an integral part of these financial statements.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                          1998                  1997                  1996
                                                      -----------           -----------           -----------
Cash flows from operating activities:
   Net income                                         $   190,147           $   181,719           $   301,806
   Adjustments to reconcile net income
     to net cash provided by operating
     activities:
       Provision for loan losses                          145,500               564,000                89,200
       Depreciation, accretion and
         amortization, net                                 99,214                89,443                86,064
       Gain on sale of available-for-sale
         investment securities                             (7,930)
       Loss on sale of other real estate                                          3,914
       Provision for impairment of equipment              160,803
       (Decrease) increase in deferred
         loan origination fees and costs,
         net                                              (16,248)              (49,116)               44,036
       Net increase in cash surrender value
         of life insurance policies                       (59,604)
       (Increase) decrease in loans held
         for sale                                        (446,350)             (117,150)              699,475
       Increase in accrued interest
         receivable and other assets                     (121,720)             (118,223)              (43,520)
       Increase in accrued interest payable
         and other liabilities                            448,276                27,789                76,746
       Deferred income taxes                              103,000               (77,000)              111,000
                                                      -----------           -----------           -----------

           Net cash provided by operating
              activities                                  495,088               505,376             1,364,807
                                                      -----------           -----------           -----------

                                   (Continued)

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                            1998                1997                    1996
                                                       --------------     ----------------         ---------------
Cash flows from investing activities:
   Purchase of available-for-sale investment
     securities                                        $  (8,970,851)     $      (519,900)         $   (3,807,507)
   Proceeds from sale of available-for-sale
     investment securities                                   507,930                                       37,400
   Proceeds from matured and called
     available-for-sale investment securities              4,210,000              500,000
   Proceeds from matured and called held-to-
     maturity investment securities                                               300,000               2,729,464
   Net decrease in interest-bearing
     deposits in banks                                                                                    199,000
   Net increase in loans                                    (107,085)          (7,667,307)             (4,498,306)
   Purchase of premises and equipment                        (45,393)            (381,061)                (45,286)
   Proceeds from sale of other real estate                                        113,586
   Purchase of life insurance policies                                         (1,195,000)
                                                       --------------     ----------------         ---------------

       Net cash used in investing
         activities                                       (4,405,399)          (8,849,682)             (5,385,235)
                                                       --------------     ----------------         ---------------

Cash flows from financing activities:
   Net increase in demand, interest-
     bearing and savings deposits                          5,265,467            6,043,449               6,175,971
   Net (decrease) increase in time deposits               (1,019,691)           5,618,848                 242,394
   Proceeds from exercise of stock options                   489,624                                        3,000
                                                       --------------     ----------------         ---------------

       Net cash provided by financing
         activities                                        4,735,400           11,662,297               6,421,365
                                                       --------------     ----------------         ---------------

       Increase in cash and cash
         equivalents                                         825,089            3,317,991               2,400,937

Cash and cash equivalents at
   beginning of year                                       8,550,279            5,232,288               2,831,351
                                                       --------------     ----------------         ---------------

Cash and cash equivalents at
   end of year                                         $   9,375,368      $     8,550,279          $    5,232,288
                                                       --------------     ----------------         ---------------
                                                       --------------     ----------------         ---------------

                                   (Continued)

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                             1998            1997            1996
                                                        --------------  --------------  --------------
Supplemental disclosure of cash flow information:

   Cash paid during the year for:

     Interest expense                                   $    1,790,950  $    1,648,035  $    1,362,926
     Income taxes                                       $      238,000  $      162,500  $       23,100

Non-cash investing activities:

   Real estate acquired through
     foreclosure                                                        $      188,100

   Net change in unrealized (loss) gain
     on available-for-sale investment
     securities                                         $      (52,368) $       11,706  $        5,210


   The accompanying notes are an integral part of these financial statements.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         GENERAL

         Roseville 1st Community Bancorp (the "Company") was incorporated on April 2, 1997, and subsequently obtained approval of the Board of Governors of the Federal Reserve System to be a bank holding company. On March 10, 1998, Roseville 1st National Bank (the "Bank") consummated a merger with Roseville 1st Community Bancorp that was effected through the exchange of one share of the Company's no par value common stock for each share of the Bank's $5.00 per share par value common stock. The merger was accounted for in a manner similar to that of a pooling-of-interests method of accounting.

         The accounting and reporting policies of the Company and its subsidiary conform with generally accepted accounting principles and prevailing practices within the banking industry.

         RECLASSIFICATIONS

         Certain reclassifications have been made to prior years' balances to conform to classifications used in 1998.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, the Bank. All material intercompany transactions and accounts have been eliminated in consolidation.

         CASH EQUIVALENTS

         For the purpose of the statement of cash flows, cash and due from banks and Federal funds sold are considered to be cash equivalents. Generally, Federal funds are sold for one day periods.

         LOAN SALES AND SERVICING

         The Bank originates mortgage loans that are either held in the Bank's loan portfolio or sold in the secondary market. Loans held for sale are carried at the lower of cost or market value. Market value is determined by the specific identification method as of the balance sheet date or the date which the purchasers have committed to purchase the loans. At the time the loan is sold, the related right to service the loan is either retained, with the Bank earning future servicing income, or released in exchange for a one-time servicing-released premium. Mortgage loans subsequently transferred to the loan portfolio are transferred at the lower of cost or market value at the date of transfer. Any difference between the carrying amount of the loan and its outstanding principal balance is recognized as an adjustment to yield by the interest method. The Bank serviced loans for others totaling approximately $3,081,000 and $4,314,000 as of December 31, 1998 and 1997, respectively.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         LOAN SALES AND SERVICING (Continued)

         Servicing rights acquired through 1) a purchase or 2) the origination of loans which are sold or securitized with servicing rights retained are recognized as separate assets or liabilities. Servicing assets or liabilities are recorded at the difference between the contractual servicing fees and adequate compensation for performing the servicing, and are subsequently amortized in proportion to and over the period of the related net servicing income or expense. Servicing assets are periodically evaluated for impairment. Servicing rights were not considered material for disclosure purposes.

         INVESTMENT SECURITIES

         Investments are classified into the following categories:

                  - Available-for-sale securities, reported at fair value, with unrealized gains and losses excluded from earnings and reported, net of taxes, as accumulated other comprehensive (loss) income within shareholders' equity.

                  - Held-to-maturity securities, which management has the positive intent and ability to hold, reported at amortized cost, adjusted for the accretion of discounts and amortization of premiums.

         Management determines the appropriate classification of its investments at the time of purchase and may only change the classification in certain limited circumstances. All transfers between categories are accounted for at fair value.

         Gains or losses on the sale of securities are computed using the specific identification method. Interest earned on investment securities is reported in interest income, net of applicable adjustments for accretion of discounts and amortization of premiums. In addition, unrealized losses that are other than temporary are recognized in earnings for all investments.

         LOANS

         Loans are stated at principal balances outstanding, except for loans held for sale which are carried at the lower of principal balance or market value at the date of transfer, adjusted for accretion of discounts. Interest is accrued daily based upon outstanding loan balances. Discounts on retail contracts are deferred and amortized into income over their respective lives using a method which approximates the interest method. However, when, in the opinion of management, the future collectibility of interest and principal is in serious doubt, loans and retail contracts are placed on nonaccrual status and the accrual of interest income is suspended. Any interest accrued but unpaid is charged against income. Payments received are applied to reduce principal to the extent necessary to ensure collection. Subsequent payments on these loans, or payments received on nonaccrual loans for which the ultimate collectibility of principal is not in doubt, are applied first to earned but unpaid interest and then to principal.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         LOANS (Continued)

         An impaired loan is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical matter, at the loan's observable market price or the fair value of collateral if the loan is collateral dependent. A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due (including both principal and interest) in accordance with the contractual terms of the loan agreement.

         Substantially all loan origination fees, commitment fees, direct loan origination costs and purchase premiums and discounts on loans are deferred and recognized as an adjustment of yield, to be amortized to interest income over the contractual term of the loan. The unamortized balance of deferred fees and costs is reported as a component of net loans.

         ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses is maintained to provide for losses related to impaired loans and other losses that can be expected to occur in the normal course of business. The determination of the allowance is based on estimates made by management, to include consideration of the character of the loan portfolio, specifically identified problem loans, potential losses inherent in the portfolio taken as a whole and economic conditions in the Bank's service area. These estimates are particularly susceptible to changes in the economic environment and market conditions. The allowance is established through a provision for loan losses which is charged to expense.

         OTHER REAL ESTATE

         Other real estate includes real estate acquired in full or partial settlement of loan obligations. When property is acquired, any excess of the Bank's recorded investment in the loan balance and accrued interest income over the estimated fair market value of the property is charged against the allowance for loan losses. A valuation allowance for losses on other real estate is maintained to provide for temporary declines in value. The allowance is established through a provision for losses on other real estate which is included in other expenses. Subsequent gains or losses on sales or writedowns resulting from permanent impairments are recorded in other income or expense as incurred.

         BANK PREMISES AND EQUIPMENT

         Bank premises and equipment are carried at cost. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets. The useful lives of bank premises are estimated to be forty years. The useful lives of furniture and equipment are estimated to be five to ten years. Leasehold improvements are amortized over the life of related lease, or the life of the asset, whichever is shorter. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to expense as incurred.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INCOME TAXES

         Deferred tax assets and liabilities are recognized for the tax consequences of temporary differences between the financial statement and tax basis of existing assets and liabilities.

         EARNINGS PER SHARE

         Basic earnings per share (EPS), which excludes dilution, is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock, such as stock options, result in the issuance of common stock which shares in the earnings of the Company. The treasury stock method has been applied to determine the dilutive effect of stock options in computing diluted EPS.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

         STOCK-BASED COMPENSATION

         Stock options are accounted for under the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of grant over the exercise price. However, if the fair value of stock-based compensation computed under a fair value based method, as prescribed in Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, is material to the financial statements, pro forma net income and earnings per share are disclosed as if the fair value method had been applied. Compensation cost related to options granted were considered by management to be immaterial for disclosure purposes.

         NEW FINANCIAL ACCOUNTING STANDARD

         In June 1998, the Financial Accounting Standards Board issued SFAS 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITY, which is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that entities recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Management does not believe that the adoption of SFAS 133 will have a significant impact on its financial position and results of operations when implemented.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

2.       AVAILABLE-FOR-SALE INVESTMENT SECURITIES

         The amortized cost and estimated market value of available-for-sale investment securities at December 31, 1998 and 1997 consisted of the following:

                                                                           1998
                                        --------------------------------------------------------------------------
                                                                 Gross               Gross            Estimated
                                           Amortized          Unrealized          Unrealized           Market
                                             Cost                Gains              Losses              Value
                                        --------------      --------------      ---------------   ----------------
         U.S. Treasury
              securities                $      499,527      $          573                        $        500,100
         U.S. Government
              agencies                       6,999,705                          $      (12,805)          6,986,900
         Obligations of states
              and political sub-
              divisions                        482,520                                 (23,220)            459,300
         Federal Home Loan
              Bank stock                       158,900                                                     158,900
         Federal Reserve
              Bank stock                        60,700                                                      60,700
         Pacific Coast Bankers'
              Bank stock                        75,000                                                      75,000
                                        --------------      --------------      ---------------   ----------------

                                        $    8,276,352      $          573      $      (36,025)   $      8,240,900
                                        --------------      --------------      ---------------   ----------------
                                        --------------      --------------      ---------------   ----------------


                                                                           1997
                                        --------------------------------------------------------------------------
                                                                 Gross              Gross            Estimated
                                          Amortized           Unrealized          Unrealized          Market
                                             Cost                Gains              Losses             Value
                                        --------------      --------------      ---------------   ----------------
         U.S. Treasury
              securities                $    1,990,170      $        9,730                        $      1,999,900
         U.S. Government
              agencies                       1,747,814               7,186                               1,755,000
         Federal Home Loan
              Bank stock                       119,700                                                     119,700
         Federal Reserve
              Bank stock                        60,700                                                      60,700
         Pacific Coast Bankers'
              Bank stock                        75,000                                                      75,000
                                        --------------      --------------      ---------------   ----------------

                                        $    3,993,384      $       16,916      $       -         $      4,010,300
                                        --------------      --------------      ---------------   ----------------
                                        --------------      --------------      ---------------   ----------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

2.       AVAILABLE-FOR-SALE INVESTMENT SECURITIES (Continued)

         Net unrealized (losses) gains on available-for-sale investment securities totaling $(35,452) and $16,916 were recorded net of $(12,073) and $5,736 in tax (benefits) liabilities as accumulated other comprehensive (loss) income within shareholders' equity at December 31, 1998 and 1997, respectively. Proceeds and gross realized gains from the sale of available-for-sale investment securities for the year ended December 31, 1998 totaled $507,930 and $7,930, respectively. There were no sales of available-for-sale investment securities in 1997. Proceeds from the sale of available-for-sale investment securities totaled $37,400 for the year ended December 31, 1996, with no gain or loss recognized.

         The amortized cost and estimated market value of available-for-sale investment securities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because the issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                       Estimated
                                                                                   Amortized            Market
                                                                                     Cost                Value
                                                                               ---------------     ---------------
         Within one year                                                       $       499,527     $       500,100
         After one year through five years                                           4,499,782           4,491,200
         After five years through ten years                                          2,499,923           2,495,700
         After ten years                                                               482,520             459,300
                                                                               ---------------     ---------------

                                                                                     7,981,752           7,946,300

         Federal Home Loan Bank stock                                                  158,900             158,900
         Federal Reserve Bank stock                                                     60,700              60,700
         Pacific Coast Bankers' Bank stock                                              75,000              75,000
                                                                               ---------------     ---------------

                                                                               $     8,276,352     $     8,240,900
                                                                               ---------------     ---------------
                                                                               ---------------     ---------------

         Investment securities with amortized costs totaling $1,999,300 and $1,490,500 and estimated market values totaling $1,998,600 and $1,500,200 were pledged to secure public deposits at December 31, 1998 and 1997, respectively.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

3.       LOANS

         Outstanding loans are summarized as follows:

                                                                                          December 31,
                                                                               -----------------------------------

                                                                                    1998                1997
                                                                               ---------------     ---------------
         Real estate - mortgage                                                $     5,058,041     $     5,498,940
         Real estate - commercial                                                   10,732,751          10,780,097
         Real estate - construction                                                  8,099,619           7,319,152
         Commercial                                                                  8,218,712           8,714,911
         Installment                                                                 2,393,563           2,622,966
                                                                               ---------------     ---------------

                                                                                    34,502,686          34,936,066

         Deferred loan origination fees and costs, net                                 (70,515)            (86,763)
         Allowance for loan losses                                                    (328,915)           (723,880)
                                                                               ---------------     ---------------

                                                                               $    34,103,256     $    34,125,423
                                                                               ---------------     ---------------
                                                                               ---------------     ---------------

         Changes in the allowance for loan losses for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                 1998                1997                1996
                                                           ---------------     ---------------     ---------------
         Balance, beginning of year                        $       723,880     $       253,560     $       185,280
         Provision charged to operations                           145,500             564,000              89,200
         Losses charged to allowance                              (553,228)           (100,910)            (30,360)
         Recoveries                                                 12,763               7,230               9,440
                                                           ---------------     ---------------     ---------------

                Balance, end of year                       $       328,915     $       723,880     $       253,560
                                                           ---------------     ---------------     ---------------
                                                           ---------------     ---------------     ---------------

         The Bank had no loans that were considered to be impaired at December 31, 1998 and during the year ended December 31, 1996. The recorded investment in loans that were considered to be impaired at December 31, 1997 totaled $550,000. The related allowance for loan losses at December 31, 1997 was $400,000. The average recorded investment in impaired loans for the year ended December 31, 1998 was $87,000. The Bank recognized no interest income on impaired loans during this same period.

         The Bank had no loans on nonaccrual status at December 31, 1998 and 1997. Interest foregone on nonaccrual loans for the years ended December 31, 1998, 1997 and 1996 was immaterial for disclosure purposes.

         Salaries and employee benefits totaling $254,677, $237,850 and $133,286 have been deferred as loan origination costs during 1998, 1997 and 1996, respectively.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

4.       BANK PREMISES AND EQUIPMENT

         Bank premises and equipment consisted of the following:

                                                                                          December 31,
                                                                               -----------------------------------

                                                                                    1998                1997
                                                                               ---------------     ---------------
         Land                                                                  $       425,000     $       425,000
         Building                                                                      906,199             903,775
         Furniture and equipment                                                       576,096             729,978
         Leasehold improvements                                                         33,128              33,128
                                                                               ---------------     ---------------

                                                                                     1,940,423           2,091,881
             Less accumulated depreciation
                and amortization                                                      (456,904)           (371,650)
                                                                               ---------------     ---------------

                                                                               $     1,483,519     $     1,720,231
                                                                               ---------------     ---------------
                                                                               ---------------     ---------------

         In December 1998, management determined that the carrying amount of certain equipment and software were not recoverable. Accordingly, the carrying value of the equipment and software was eliminated through a charge to other expenses totaling $160,803 to reflect the impairment.

         Depreciation and amortization included in occupancy and equipment expense totaled $121,302, $104,433 and $95,101 for the years ended December 31, 1998, 1997 and 1996, respectively.

5.       INCOME TAXES

         As a result of the capital restructuring in 1990, the Company is limited in its application of tax benefits arising from net operating losses which arose prior to its conversion to a National Bank. Consequently, the maximum future utilization of the Federal net operating loss carryovers, which arose prior to the capital restructuring, was limited to approximately $469,000. At December 31, 1998, the remaining carryovers of $352,000 may be utilized at the rate of approximately $59,000 per year. If not utilized, the carryovers will expire in 2003 and 2004. At December 31, 1998, the Bank had state net operating loss carryovers of approximately $171,000 that expire in 2003.

         The provision for income taxes for the years ended December 31, 1998, 1997 and 1996 consisted of the following:

                                     Federal            State             Total
                                  ------------      ------------      ------------
         1998
         ----
         Current                  $      6,000      $     17,000      $     23,000
         Deferred                       85,000            18,000           103,000
                                  ------------      ------------      ------------

            Income tax expense    $     91,000      $     35,000      $    126,000
                                  ------------      ------------      ------------
                                  ------------      ------------      ------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

5.       INCOME TAXES (Continued)

                                     Federal            State             Total
                                  ------------      ------------      ------------
         1997
         ----
          Current                 $    144,000      $     66,000      $    210,000
          Deferred                     (45,000)          (32,000)          (77,000)
                                  ------------      ------------      ------------


             Income tax expense   $     99,000      $     34,000      $    133,000
                                  ------------      ------------      ------------
                                  ------------      ------------      ------------


          1996
          ----
          Current                 $     25,000      $     68,000      $     93,000
          Deferred                     121,000           (10,000)          111,000
                                  ------------      ------------      ------------

             Income tax expense   $    146,000      $     58,000      $    204,000
                                  ------------      ------------      ------------
                                  ------------      ------------      ------------

         Deferred tax assets (liabilities) are comprised of the following at December 31, 1998 and 1997:

                                                                                   1998                1997
                                                                            ------------------  ------------------
         Deferred tax assets:
             Net operating loss carryovers                                  $          159,000  $          140,000
             Allowance for loan losses                                                  64,000             299,000
             Future benefit of state tax deductions                                      1,000               1,000
             Merger costs                                                               37,000
             Bank premises and equipment                                                47,000
             Deferred compensation                                                      38,000
             Unrealized loss on available-for-sale
                investment securities                                                   12,000
                                                                            ------------------  ------------------
                   Total deferred tax assets                                           358,000             440,000
                                                                            ------------------  ------------------

         Deferred tax liabilities:
             Adjustment for change in tax accounting
                method                                                                (120,000)           (103,000)
             Unrealized gain on available-for-sale
                investment securities                                                                       (6,000)
             Future liability of state deferred tax asset                               (8,000)            (15,000)
             Other                                                                     (12,000)            (13,000)
                                                                            ------------------  ------------------

                   Total deferred tax liabilities                                     (140,000)           (137,000)
                                                                            ------------------  ------------------

                   Net deferred tax assets                                  $          218,000  $          303,000
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

5.       INCOME TAXES (Continued)

         The provision for income taxes differs from amounts computed by applying the statutory Federal income tax rates to operating income before income taxes. The items comprising these differences are as follows:

                                                                        Year Ended December 31,
                                    ----------------------------------------------------------------------------------------------
                                               1998                               1997                             1996
                                    --------------------------         -------------------------        --------------------------

                                      Amount           Rate %            Amount          Rate %           Amount           Rate %
                                    ---------        ---------         ---------       ---------        ---------        ---------
Federal income tax
  expense, at statutory
  rate                              $ 107,490             34.0         $ 107,004            34.0        $ 171,974             34.0
State franchise tax, net
  of Federal tax effect                18,611              5.9            22,519             7.2           37,984              7.5
Interest on obligations of
  states and political
  subdivisions                         (4,635)            (1.5)
Officer's life insurance              (20,265)            (6.4)
Limitation on California
  NOL carryforward                     12,234              3.9
Other                                  12,565              3.8             3,477             1.1           (5,958)            (1.2)
                                    ---------        ---------         ---------       ---------        ---------        ---------

                                    $ 126,000             39.7         $ 133,000            42.3        $ 204,000             40.3
                                    ---------        ---------         ---------       ---------        ---------        ---------
                                    ---------        ---------         ---------       ---------        ---------        ---------

6.       INTEREST-BEARING DEPOSITS

         Interest-bearing deposits consisted of the following:

                                                                                            December 31,
                                                                                 ----------------------------------
                                                                                      1998               1997
                                                                                 --------------     ---------------
         Money market                                                            $   15,451,089     $    13,313,222
         Savings                                                                      1,148,923             924,218
         NOW accounts                                                                 3,763,822           2,964,420
         Time, $100,000 or more                                                       6,284,973           7,525,188
         Other time                                                                  13,316,542          13,096,018
                                                                                 --------------     ---------------

                                                                                 $   39,965,349     $    37,823,066
                                                                                 --------------     ---------------
                                                                                 --------------     ---------------

         Aggregate annual maturities of time deposits are as follows:

                                  Year Ending
                                  December 31,
                             -----------------------
                                      1999                                  $   17,054,325
                                      2000                                       2,529,672
                                      2001                                          16,526
                                      2003                                             992
                                                                            --------------

                                                                            $   19,601,515
                                                                            --------------
                                                                            --------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

6.       INTEREST-BEARING DEPOSITS (Continued)

         Interest expense recognized on interest-bearing deposits consisted of the following:

                                                                     Year Ended December 31,
                                                        -------------------------------------------------

                                                              1998             1997            1996
                                                        ---------------  ---------------  ---------------
         Money Market                                   $       549,030  $       579,200  $       432,303
         Savings                                                 31,249           25,157           17,261
         NOW accounts                                            61,773           55,842           58,911
         Time, $100,000 or more                                 348,315          256,597          135,689
         Other time                                             768,002          747,124          687,017
                                                        ---------------  ---------------  ---------------

                                                        $     1,758,369  $     1,663,920  $     1,331,181
                                                        ---------------  ---------------  ---------------
                                                        ---------------  ---------------  ---------------

7.       COMMITMENTS AND CONTINGENCIES

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

         The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized on the balance sheet.

         The Bank's exposure to credit loss in the event of nonperformance by the other party for commitments to extend credit and letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and letters of credit as it does for loans included on the balance sheet.

         The following financial instruments represent off-balance-sheet credit risk:

                                                                December 31,
                                                        ----------------------------

                                                             1998           1997
                                                        -------------  -------------
         Commitments to extend credit                   $  12,321,200  $  10,986,300
         Letters of credit                              $     114,100  $     108,500

         Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the borrower. Collateral held varies, but may include accounts receivable, inventory, deeds of trust on commercial and residential real estate and bank accounts.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

7.       COMMITMENTS AND CONTINGENCIES (Continued)

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK (Continued)

         Letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

         At December 31, 1998, real estate commitments represent approximately 78% of total commitments and are generally secured by property with a loan-to-value ratio not to exceed 80%. Commercial commitments represent approximately 20% of total commitments and are generally unsecured. Revolving lines of credit represent the remaining 2% of total commitments and are generally unsecured. The majority of these commitments have variable interest rates.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

         The Bank grants real estate mortgage, real estate construction, commercial and consumer loans to customers throughout Placer and Sacramento counties.

         Although the Bank has a diversified loan portfolio, a substantial portion of its portfolio is secured by commercial and residential real estate. However, business and personal income represent the primary source of repayment for a majority of these loans.

         LEASES

         The Bank leases certain Bank premises under a long-term noncancelable lease. At December 31, 1998, future minimum lease payments are as follows:

                         Year Ending
                         December 31,
                     --------------------
                             1999                        $     44,240
                             2000                               7,420
                                                         ------------

                                                         $     51,660
                                                         ------------
                                                         ------------

         Rental expense included in occupancy and equipment expense for the years ended December 31, 1998, 1997 and 1996 totaled $44,986, $27,711 and $20,964, respectively.

         CONTINGENCIES

         The Company and its subsidiary are subject to legal proceedings and claims which arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position or results of operations of the Company or its subsidiary.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Continued)

8.       SHAREHOLDERS' EQUITY

         DIVIDENDS

         Upon declaration by the Board of Directors, all shareholders of record will be entitled to receive dividends. Under applicable Federal laws, the Comptroller of the Currency restricts the total dividend payment of any national banking association in any calendar year to the net income of the year, as defined, combined with the retained net income for the two preceding years. At December 31, 1998, retained earnings of $703,977 were free of such restrictions.

         EARNINGS PER SHARE

         A reconciliation of the numerators and denominators of the basic and diluted earnings per share computations is as follows:

                                                                          Weighted
                                                                          Average
                                                                         Number of
                                                             Net           Shares      Per Share
               For the Year Ended                          Income       Outstanding     Amount
         ---------------------------------              -------------  ------------  -----------
         DECEMBER 31, 1998

         Basic earnings per share                       $     190,147       332,785  $       .57
                                                                                     -----------
                                                                                     -----------

         Effect of dilutive stock options                                     5,355
                                                        -------------  ------------

         Diluted earnings per share                     $     190,147       338,140  $       .56
                                                        -------------  ------------  -----------
                                                        -------------  ------------  -----------

         DECEMBER 31, 1997

         Basic earnings per share                       $     181,719       319,972  $       .57
                                                                                     -----------
                                                                                     -----------

         Effect of dilutive stock options                                     4,676
                                                        -------------  ------------

         Diluted earnings per share                     $     181,719       324,648  $       .56
                                                        -------------  ------------  -----------
                                                        -------------  ------------  -----------

         DECEMBER 31, 1996

         Basic earnings per share                       $     301,806       319,872  $       .94
                                                                                     -----------
                                                                                     -----------

         Effect of dilutive stock options                                     4,750
                                                        -------------  ------------

         Diluted earnings per share                     $     301,806       324,622  $       .93
                                                        -------------  ------------  -----------
                                                        -------------  ------------  -----------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

8.       SHAREHOLDERS' EQUITY (Continued)

         REGULATORY CAPITAL

         The Bank is subject to certain regulatory capital requirements administered by the Office of the Comptroller of the Currency (OCC). Failure to meet these minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

         The Company is subject to similar capital requirements administered by the Board of Governors of the Federal Reserve System.

         Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of total and Tier 1 capital to risk-weighted assets and of Tier 1 capital to average assets. The average assets and risk-weighted assets of the Company and the Bank are not materially different at December 31, 1998. Each of these components is defined in the regulations. Management believes that the Company and the Bank met all their capital adequacy requirements as of December 31, 1998, 1997 and 1996.

         In addition, the most recent notification from the OCC categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth below. There are no conditions or events since that notification that management believes have changed the Bank's category.

         The capital ratios and respective minimum regulatory requirements of the Company and the Bank at December 31, 1998, 1997 and 1996 were as follows:

                                                         1998                 1997                   1996
                                                 --------------------  --------------------  --------------------

                                                   Amount      Ratio      Amount     Ratio      Amount     Ratio
                                                 -----------  -------  -----------  -------  -----------  -------
         Leverage Ratio
         --------------
         Roseville 1st Community
              Bancorp and subsidiary             $ 4,483,570   8.9%
         Roseville 1st National Bank             $ 4,024,251   8.0%    $ 3,832,319   8.6%    $ 3,635,039   10.3%

         Minimum requirement for "Well-
              Capitalized" institution           $ 2,526,900   5.0%    $ 2,226,300   5.0%    $ 1,758,100    5.0%
         Minimum regulatory requirement          $ 2,021,500   4.0%    $ 1,781,000   4.0%    $ 1,406,500    4.0%

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

8.       SHAREHOLDERS' EQUITY (Continued)

         Regulatory Capital (Continued)

                                                          1998                  1997                 1996
                                                 --------------------  --------------------  --------------------

                                                   Amount      Ratio      Amount     Ratio      Amount     Ratio
                                                 -----------  -------  -----------  -------  -----------  -------
         Tier 1 Risk-Based Capital Ratio
         -------------------------------
         Roseville 1st Community
           Bancorp and subsidiary                $ 4,483,570   10.8%
         Roseville 1st National Bank             $ 4,024,251    9.7%   $ 3,832,319    9.3%   $ 3,635,039    11.7%

         Minimum requirement for "Well-
           Capitalized" institution              $ 2,494,700    6.0%   $ 2,485,100    6.0%   $ 1,879,100     6.0%
         Minimum regulatory requirement          $ 1,663,100    4.0%   $ 1,656,700    4.0%   $ 1,252,800     4.0%

         Total Risk-Based Capital Ratio
         ------------------------------

         Roseville 1st Community
           Bancorp and subsidiary                $ 4,812,485   11.6%
         Roseville 1st National Bank             $ 4,353,166   10.5%   $ 4,352,588   10.5%   $ 3,888,599    12.5%

         Minimum requirement for "Well-
           Capitalized" institution              $ 4,157,800   10.0%   $ 4,142,000   10.0%   $ 3,131,900    10.0%
         Minimum regulatory requirement          $ 3,326,300    8.0%   $ 3,313,000    8.0%   $ 2,505,500     8.0%

         STOCK OPTIONS

         During 1990, in conjunction with the capital restructuring, 200,000 shares of common stock were reserved for purchase at fair market value by certain directors. Also in 1990, as part of his employment agreement, the Bank's President was granted options to purchase 133,333 shares of common stock at fair market value. These shares were proportionately reduced in 1992 to reflect the one-for-ten reverse stock split. These options vested immediately and will expire ten years from the date of grant.

         In 1993, the Board of Directors adopted the 1993 Stock Option Plan to reserve common stock for purchase, at fair market value, by directors, officers, and certain full-time Bank employees, as determined by the Board of Directors. The shares vest ratably over five years and will expire ten years from the date of grant. In anticipation of the merger discussed in Note 14, the Board of Directors adopted a resolution that all options outstanding under the 1993 Stock Option Plan become fully vested as of September 30, 1998.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

8.       SHAREHOLDERS' EQUITY (Continued)

         STOCK OPTIONS (Continued)

         The activity within the plan is summarized as follows:

                                      1998                        1997                       1996
                            ------------------------    ------------------------   ------------------------

                                           Weighted                    Weighted                   Weighted
                                           Average                     Average                    Average
                                           Exercise                    Exercise                   Exercise
                              Shares        Price         Shares        Price        Shares        Price
                            ---------    -----------    ---------    -----------   ---------    -----------
Options outstanding
  beginning of year            76,833       $   7.51       74,833       $   7.50      76,333      $   7.50

  Options granted                                           2,000       $   8.00
  Options exercised           (50,833)      $   7.50                                    (400)     $   7.50
  Options canceled                                                                    (1,100)     $   7.50
                            ---------                   ---------                  ---------

Options outstanding,
  end of year                  26,000       $   7.54       76,833       $   7.51      74,833      $   7.50
                            ---------                   ---------                  ---------
                            ---------                   ---------                  ---------

Options exercisable,
  end of year                  26,000       $   7.54       58,033       $   7.50      49,633      $   7.50
                            ---------                   ---------                  ---------
                            ---------                   ---------                  ---------

         A summary of options outstanding at December 31, 1998 follows:

                                                            Number of            Weighted            Number of
                                                             Options              Average             Options
                                                           Outstanding           Remaining          Exercisable
                                                           December 31,         Contractual         December 31,
         Exercise Price                                        1998                Life                1998
         --------------                                    ------------         -----------         ------------
         $  7.50                                                 24,000             4 years               24,000
         $  8.00                                                  2,000             8 years                2,000
                                                           ------------                             ------------

                                                                 26,000                                   26,000
                                                           ------------                             ------------
                                                           ------------                             ------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

9.       OTHER EXPENSES

         Other expenses consisted of the following:

                                                                  Year Ended December 31,
                                                        -------------------------------------------
                                                             1998           1997           1996
                                                        -------------  -------------  -------------
         Professional fees                              $     210,628  $     153,204  $      70,964
         Director fees                                         81,700         31,900         17,175
         Visa merchant expenses                                71,144         44,534         43,008
         Stationery and supplies                               60,518         68,220         50,018
         Auto, travel and entertainment                        59,242         59,103         43,219
         Loan expenses                                         58,858         55,754         86,002
         Organization expenses                                 51,703
         Telephone                                             45,251         45,817         24,983
         Advertising and promotion                             30,716         27,853         30,259
         Other operating expenses                             216,698        117,201         32,022
                                                        -------------  -------------  -------------

                                                        $     886,458  $     661,170  $     448,537
                                                        -------------  -------------  -------------
                                                        -------------  -------------  -------------

10.      RELATED PARTY TRANSACTIONS

         During the normal course of business, the Bank enters into transactions with related parties, including directors and officers. These transactions include borrowings from the Bank with substantially the same terms, including rates and collateral, as loans to unrelated parties. The following is a summary of activity involving related party borrowers during 1998:

         Balance, January 1, 1998                                                     $   1,572,902

             Disbursements                                                                  664,293
             Amounts repaid                                                              (1,043,167)
                                                                                      -------------

         Balance, December 31, 1998                                                   $   1,194,028
                                                                                      -------------
                                                                                      -------------

         Undisbursed commitments to related
             parties, December 31, 1998                                               $     348,423
                                                                                      -------------
                                                                                      -------------

11.      EMPLOYEE BENEFIT PLANS

         SALARY DEFERRAL PLAN

         The Bank adopted the Roseville 1st National Bank 401(k) Profit Sharing Plan and Trust effective January 1, 1995. The plan is available to all employees. Under the plan, the Bank will match 50% of each participant's contribution up to a maximum of 6% of their annual compensation. Employer contributions vest at a rate of 20% for each completed year of employment and totaled $19,850, $19,188 and $15,381 for the years ended December 31, 1998, 1997 and 1996, respectively.

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

11.      EMPLOYEE BENEFIT PLANS (Continued)

         SALARY CONTINUATION PLANS

         In December 1997, the Board of Directors approved salary continuation plans for three key executives. Under these plans, the Bank is obligated to provide the executives, or designated beneficiaries, with annual benefits for fifteen years after retirement or death. These benefits are substantially equivalent to those available under seven insurance policies purchased in December 1997 by the Bank for $1,195,000 on the lives of the executives. In addition, the estimated present value of the future benefits are accrued over the period from the effective dates of the plans until the employees' expected retirement dates. The expense recognized under these plans totaled $86,410 for the year ended December 31, 1998.

         Under these plans, the Bank invested in single premium life insurance policies with cash surrender values totaling $1,254,604 and $1,195,000 at December 31, 1998 and 1997, respectively. On the consolidated balance sheet, the cash surrender value of life insurance policies is included in accrued interest receivable and other assets.

12.      COMPREHENSIVE INCOME

         The Company adopted Financial Accounting Standards Board Statement No. 130 (SFAS 130), REPORTING COMPREHENSIVE INCOME, on January 1, 1998. This Statement requires the reporting of comprehensive income in addition to net income for all periods presented. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of other comprehensive income (loss) that historically has not been recognized in the calculation of net income. SFAS 130 requires the unrealized gains and losses on the Bank's available-for-sale investment securities to be included in other comprehensive income
         (loss). Total comprehensive income and the components of accumulated other comprehensive income (loss) are presented in the Consolidated Statement of Changes in Shareholders' Equity.

         At December 31, 1998, 1997 and 1996, the Bank held securities classified as available-for-sale which had unrealized losses or gains as follows:

                                                                                 Tax
                                                                 Before        (Expense)      After
                                                                   Tax          Benefit        Tax
                                                               ------------   -----------  ------------
         For the Year Ended December 31, 1998
         ------------------------------------
         Other comprehensive loss:
              Unrealized holding losses                        $    (60,298)  $    20,505  $    (39,793)
              Reclassification adjustment for gains
                  included in net income                              7,930        (2,696)        5,234
                                                               ------------   -----------  ------------

                  Total other comprehensive
                      loss                                     $    (52,368)  $    17,809  $    (34,559)
                                                               ------------   -----------  ------------
                                                               ------------   -----------  ------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

12.      COMPREHENSIVE INCOME (Continued)

                                                                                 Tax
                                                                 Before        (Expense)      After
                                                                   Tax          Benefit        Tax
                                                               ------------   -----------  ------------
         For the Year Ended December 31, 1997
         ------------------------------------
         Other comprehensive income:
                   Unrealized holding gains                    $     11,706   $    (3,965) $      7,741
                                                               ------------   -----------  ------------
                                                               ------------   -----------  ------------

         For the Year Ended December 31, 1996
         ------------------------------------

         Other comprehensive income:
                   Unrealized holding gains                    $      5,210   $    (1,771) $      3,439
                                                               ------------   -----------  ------------
                                                               ------------   -----------  ------------

13.      PARENT ONLY CONDENSED FINANCIAL STATEMENTS

                                  BALANCE SHEET
                                DECEMBER 31, 1998

                          ASSETS
         Cash                                                               $      376,787
         Investment in subsidiary                                                4,150,392
         Other assets                                                              165,722
                                                                            --------------

                                                                            $    4,692,901
                                                                            --------------
                                                                            --------------
                      LIABILITIES AND
                   SHAREHOLDERS' EQUITY

         Due to subsidiary                                                  $       77,745
         Accounts payable                                                            5,445
                                                                            --------------

              Total liabilities                                                     83,190
                                                                            --------------
         Common stock                                                            2,511,058
         Retained earnings                                                       2,122,032
         Accumulated other comprehensive loss                                      (23,379)
                                                                            --------------

              Total shareholders' equity                                         4,609,711
                                                                            --------------
                                                                            $    4,692,901
                                                                            --------------
                                                                            --------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

13.      PARENT ONLY CONDENSED FINANCIAL STATEMENTS (Continued)

                               STATEMENT OF INCOME
               FOR THE PERIOD FROM MARCH 10, 1998 (DATE OPERATIONS
                         COMMENCED) TO DECEMBER 31, 1998

         Income:
           Dividends declared by subsidiary - eliminated in
              consolidation                                                                    $     55,713
           Interest income - eliminated in consolidation                                                 86
                                                                                               ------------

                Total income                                                                         55,799
                                                                                               ------------
         Expenses:
           Merger expenses                                                                           83,190
           Organization expenses                                                                     51,703
           Other expenses                                                                             8,211
                                                                                               ------------

                Total expenses                                                                      143,104
                                                                                               ------------
                Loss before equity in undistributed
                  income of subsidiary                                                              (87,305)

         Equity in undistributed income of subsidiary                                               198,270
                                                                                               ------------

                Income before income tax benefit                                                    110,965

         Income tax benefit                                                                          57,000
                                                                                               ------------
                Net income                                                                     $    167,965
                                                                                               ------------
                                                                                               ------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)


13.      PARENT ONLY CONDENSED FINANCIAL STATEMENTS (Continued)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
               FOR THE PERIOD FROM MARCH 10, 1998 (DATE OPERATIONS
                         COMMENCED) TO DECEMBER 31, 1998

                                                                                        ACCUMULATED
                                                  COMMON STOCK                             OTHER
                                          ----------------------------     RETAINED    COMPREHENSIVE   SHAREHOLDERS'  COMPREHENSIVE
                                             SHARES          AMOUNT        EARNINGS         LOSS          EQUITY          INCOME
                                          -------------   ------------   ------------  -------------   ------------   -------------
         Common stock issued
           to effect merger with
           the Bank                             319,972   $  2,021,434   $  1,954,067                  $  3,975,501

         Comprehensive income:
           Net income                                                         167,965                       167,965   $     167,965
           Other comprehensive
              income, net of taxes:
                Unrealized losses on
                  available-for-sale
                  investment securities                                                $     (23,379)       (23,379)        (23,379)
                                                                                                                      -------------

                    Total comprehen-
                      sive income                                                                                     $     144,586
                                                                                                                      -------------
                                                                                                                      -------------

         Stock options exercised and
           related tax benefit                   50,833        489,624                                      489,624
                                          -------------   ------------   ------------  -------------   ------------

         Balance, December 31,
           1998                                 370,805   $  2,511,058   $  2,122,032  $     (23,379)  $  4,609,711
                                          -------------   ------------   ------------  -------------   ------------
                                          -------------   ------------   ------------  -------------   ------------

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

13.      PARENT ONLY CONDENSED FINANCIAL STATEMENTS (Continued)

                             STATEMENT OF CASH FLOWS
               FOR THE PERIOD FROM MARCH 10, 1998 (DATE OPERATIONS
                         COMMENCED) TO DECEMBER 31, 1998

         Cash flows from operating activities:
           Net income                                                                          $     167,965
           Adjustments to reconcile net income to net cash
              used in operating activities:
                Undistributed earnings of subsidiary                                                (198,270)
                Increase in other assets                                                            (165,722)
                Increase in liabilities                                                               83,190
                                                                                               -------------

                  Net cash used in operating activities                                             (112,837)
                                                                                               -------------

         Cash flows from financing activities:
           Proceeds from exercise of stock options                                                   489,624
           Proceeds from issuance of note payable                                                    250,000
           Repayment of note payable                                                                (250,000)
                                                                                               -------------

                  Net cash provided by financing activities                                          489,624
                                                                                               -------------

         Cash and cash equivalents at end of year                                              $     376,787
                                                                                               -------------
                                                                                               -------------

         Supplemental disclosures of cash flow information:

         Non-cash investing activities:
           Unrealized loss on available-for-sale investment
              securities                                                                       $      35,423

         Non-cash financing activities:
           Issuance of common stock in exchange for assets
              and liabilities of the Bank                                                      $   3,975,501

                 ROSEVILLE 1ST COMMUNITY BANCORP AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Continued)

14.      SUBSEQUENT EVENT

         On March 22 and 23, 1999, respectively, the shareholders of Roseville 1st Community Bancorp, Lake Community Bank and Western Sierra Bancorp (Bancorp) approved the merger of the three companies. The mergers were consummated on April 30, 1999 and, as a result, the Bank will operate as one of three wholly-owned bank subsidiaries under the Bancorp, a bank holding company. Each share of the Bank's common stock was converted into the right to receive 1.211 shares of Bancorp common stock. The transaction will be accounted for under the pooling of interests method of accounting.

         The unaudited pro forma information set forth below assumes that the merger of the three companies took place on January 1, 1996. This information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the merger been consummated at that time. The 1998 financial information includes unaudited combined merger related expenses of approximately $682,000, net of tax effect, or $.31 per share of common stock and $.30 per share of common stock and common stock equivalents.

         (Unaudited, Dollars in Thousands)

                                                             1998             1997           1996
                                                         -------------   -------------   -------------
Net interest income                                      $      12,241   $      11,608   $       9,955
Net income                                               $       1,101   $       1,951   $       2,516
Basic earnings per common
     share                                               $         .50   $         .90   $         .76
Diluted earnings per common
     share                                               $         .48   $         .86   $         .73

                          INDEPENDENT AUDITOR'S REPORT


The Shareholders and
   Board of Directors
Lake Community Bank

         We have audited the accompanying balance sheet of Lake Community Bank as of December 31, 1998 and 1997 and the related statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake Community Bank as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.





                                         /s/ Perry-Smith & Co., LLP
                                         Certified Public Accountants

Sacramento, California
March 5, 1999, except for
  Note 15, as to which the
  date is March 23, 1999

                               LAKE COMMUNITY BANK

                                  BALANCE SHEET

                           DECEMBER 31, 1998 AND 1997

                                                               1998                  1997
                                                          --------------       --------------

                            ASSETS
Cash and due from banks                                   $    4,634,947       $    5,236,194
Federal funds sold                                             4,400,000            4,000,000
Interest-bearing deposits in banks                             3,960,000            4,557,000
Loans held for sale                                              599,309              680,434
Available-for-sale investment securities (Note 2)             10,933,000           11,976,000
Loans, less allowance for loan losses of $1,046,989
   in 1998 and $952,335 in 1997 (Note 3)                      55,008,365           53,209,573
Bank premises and equipment, net (Note 4)                      2,653,792            3,077,251
Other real estate (Note 5)                                       385,000              597,949
Accrued interest receivable and other assets
   (Notes 7 and 12)                                            2,013,502            2,185,355
                                                          --------------       --------------

                                                          $   84,587,915       $   85,519,756
                                                          --------------       --------------
                                                          --------------       --------------

                        LIABILITIES AND
                     SHAREHOLDERS' EQUITY

Deposits:
   Non-interest bearing                                   $   13,503,608       $   12,926,652
   Interest bearing (Note 6)                                  61,033,134           63,111,481
                                                          --------------       --------------

       Total deposits                                         74,536,742           76,038,133

Accrued interest payable and other liabilities                   934,310              821,295
                                                          --------------       --------------

       Total liabilities                                      75,471,052           76,859,428
                                                          --------------       --------------

Commitments and contingencies (Note 9)

Shareholders' equity (Note 10):
   Preferred stock, no par value; 10,000,000 shares
     authorized; no shares issued                                   --                   --
   Common stock - no par value; 20,000,000 shares
     authorized; issued and outstanding - 1,298,296
     shares in 1998 and 1,240,546 shares in 1997               3,538,537            3,178,121
   Retained earnings                                           5,475,185            5,442,647
   Accumulated other comprehensive income
     (Notes 2 and 14)                                            103,141               39,560
                                                          --------------       --------------

       Total shareholders' equity                              9,116,863            8,660,328
                                                          --------------       --------------

                                                          $   84,587,915       $   85,519,756
                                                          --------------       --------------
                                                          --------------       --------------


                     The accompanying notes are an integral
                       part of these financial statements.

                               LAKE COMMUNITY BANK

                               STATEMENT OF INCOME

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                  1998                  1997                 1996
                                             --------------        --------------       --------------
Interest income:
   Interest and fees on loans                $    5,302,867        $    5,528,769       $    5,704,033
   Interest on Federal funds sold                   248,689               203,474              167,901
   Interest on deposits in banks                    286,206               232,954              197,906
   Interest on investment securities:
     Taxable                                        577,787               510,919              608,705
     Exempt from Federal income
       taxes                                         94,447                84,094              168,841
                                             --------------        --------------       --------------

       Total interest income                      6,509,996             6,560,210            6,847,386

Interest expense on deposits (Note 6)             2,540,354             2,561,713            2,844,956
                                             --------------        --------------       --------------

       Net interest income                        3,969,642             3,998,497            4,002,430

Provision for loan losses (Note 3)                  360,000               263,000              477,000
                                             --------------        --------------       --------------

       Net interest income after
         provision for loan losses                3,609,642             3,735,497            3,525,430
                                             --------------        --------------       --------------

Non-interest income:
   Service charges and fees                         454,916               442,248              414,689
   Mortgage packaging fees                           37,937                32,899               54,226
   Gain on sale of loans                                                                        92,121
   (Loss) gain on sale of investment
     securities, net (Note 2)                                              (7,998)              19,681
   Increase in cash surrender value of
     life insurance policies, net                   117,586               112,204               72,708
   Other                                             14,219                50,229               24,891
                                             --------------        --------------       --------------

       Total non-interest income                    624,658               629,582              678,316
                                             --------------        --------------       --------------


                                   (Continued)

                               LAKE COMMUNITY BANK

                               STATEMENT OF INCOME
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                 1998                  1997                 1996
                                            --------------       --------------        --------------
Other expenses:
   Salaries and employee benefits
     (Notes 3 and 12)                       $    1,854,032       $    1,616,974        $    1,682,501
   Occupancy (Notes 4 and 9)                       233,676              213,457               255,478
   Equipment (Note 4)                              412,012              343,146               341,735
   Merger related expenses (Note 15)               539,467
   Other (Notes 5 and 11)                        1,190,575            1,048,232             1,244,747
                                            --------------       --------------        --------------

         Total other expenses                    4,229,762            3,221,809             3,524,461
                                            --------------       --------------        --------------

         Income before income
           taxes                                     4,538            1,143,270               679,285

Income tax benefit (expense) (Note 7)               28,000             (377,000)             (203,000)
                                            --------------       --------------        --------------

         Net income                         $       32,538       $      766,270        $      476,285
                                            --------------       --------------        --------------
                                            --------------       --------------        --------------

Basic earnings per share (Note 10)             $       .03          $       .62           $       .38
                                               -----------          -----------           -----------
                                               -----------          -----------           -----------

Diluted earnings per share (Note 10)           $       .02          $       .59           $       .36
                                               -----------          -----------           -----------
                                               -----------          -----------           -----------


                    The accompanying notes are an integral
                      part of these financial statements.

                               LAKE COMMUNITY BANK

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                          ACCUMULATED
                                                        COMMON STOCK                         OTHER
                                                  ------------------------    RETAINED   COMPREHENSIVE  SHAREHOLDERS'  COMPREHENSIVE
                                                     SHARES       AMOUNT      EARNINGS   INCOME (LOSS)     EQUITY         INCOME
                                                  ------------ -----------  -----------  -------------  ------------   -------------
Balance, January 1, 1996                            1,240,046  $ 3,175,292  $ 4,783,148  $    107,635   $  8,066,075

Comprehensive income:
   Net income                                                                   476,285                      476,285   $    476,285
   Other comprehensive loss, net of tax:
       Unrealized losses on available-for-sale
         investment securities (Note 14)                                                     (148,152)      (148,152)      (148,152)
                                                                                                                       ------------

           Total comprehensive income                                                                                  $    328,133
                                                                                                                       ------------
                                                                                                                       ------------

Cash dividend $.20 per share                                                   (248,109)                    (248,109)
Stock options exercised and related tax benefit
  (Note 10)                                               500        2,829                                     2,829
                                                  ------------ -----------  -----------  -------------  ------------

Balance, December 31, 1996                          1,240,546    3,178,121    5,011,324       (40,517)     8,148,928

Comprehensive income:
   Net income                                                                   766,270                      766,270   $    766,270
   Other comprehensive income, net of tax:
       Unrealized gains on available-for-sale
         investment securities (Note 14)                                                       80,077         80,077         80,077
                                                                                                                       ------------

           Total comprehensive income                                                                                  $    846,347
                                                                                                                       ------------
                                                                                                                       ------------

Cash dividend $.27 per share                                                   (334,947)                    (334,947)
                                                  ------------ -----------  -----------  -------------  ------------

Balance, December 31, 1997                          1,240,546    3,178,121    5,442,647        39,560      8,660,328
                                                  ------------ -----------  -----------  -------------  ------------



                                   (Continued)

                               LAKE COMMUNITY BANK

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                           ACCUMULATED
                                                         COMMON STOCK                        OTHER
                                                  ------------------------    RETAINED   COMPREHENSIVE  SHAREHOLDERS'  COMPREHENSIVE
                                                     SHARES       AMOUNT      EARNINGS   INCOME (LOSS)     EQUITY         INCOME
                                                  ------------ -----------  -----------  -------------  ------------   -------------
Balance, December 31, 1997                          1,240,546  $ 3,178,121  $ 5,442,647  $      39,560  $  8,660,328

Comprehensive income:
   Net income                                                                    32,538                       32,538   $     32,538
   Other comprehensive income, net of tax:
       Unrealized gains on available-for-sale
         investment securities (Note 14)                                                        63,581        63,581         63,581
                                                                                                                       -------------

           Total comprehensive income                                                                                  $     96,119
                                                                                                                       -------------
                                                                                                                       -------------

Stock options exercised and related tax benefit
  (Note 10)                                            57,750      360,416                                   360,416
                                                  ------------ -----------  -----------  -------------  ------------

Balance, December 31, 1998                          1,298,296  $ 3,538,537  $ 5,475,185  $     103,141  $  9,116,863
                                                  ------------ -----------  -----------  -------------  ------------
                                                  ------------ -----------  -----------  -------------  ------------



                     The accompanying notes are an integral
                       part of these financial statements.

                               LAKE COMMUNITY BANK

                             STATEMENT OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                 1998                   1997                 1996
                                                              -----------           -----------           -----------
Cash flows from operating activities:
    Net income                                                $    32,538           $   766,270           $   476,285
    Adjustments to reconcile net income to net
       cash provided by operating activities:
          Depreciation, accretion and amortiza-
              tion, net                                           390,600               380,500               413,770
          Provision for loan losses                               360,000               263,000               477,000
          Net loss (gain) on sale of available-for-
              sale investment securities                                                  7,998               (19,681)
          Net gain on sale of other real estate                                         (15,910)              (12,202)
          Provision for losses on other real estate               180,225               101,437               129,980
          Provision for impairment of premises
              and equipment                                       231,596
          Net decrease (increase) in loans held
              for sale                                             81,125              (391,368)                7,103
          Deferred loan origination fees and costs,
              net                                                  (1,723)              (71,172)             (109,109)
          Increase in cash surrender value of life
              insurance policies                                 (117,586)             (112,204)              (72,708)
          Decrease (increase) in accrued interest
              receivable and other assets                         105,556              (162,927)               83,472
          Increase (decrease) in accrued
              interest payable and other liabilities              447,962               (82,179)             (469,141)
          Deferred taxes                                         (334,000)               62,000               103,000
                                                              -----------           -----------           -----------

                 Net cash provided by operating
                    activities                                  1,376,293               745,445             1,007,769
                                                              -----------           -----------           -----------


                                   (Continued)

                               LAKE COMMUNITY BANK

                             STATEMENT OF CASH FLOWS
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                            1998                   1997                 1996
                                                         -----------           -----------           -----------
Cash flows from investing activities:
    Proceeds from matured and called
       available-for-sale investment securities          $ 6,724,856           $ 1,000,000           $ 3,445,000
    Proceeds from sale of available-for-sale
       investment securities                                                     2,003,719             7,910,477
    Purchases of available-for-sale investment
       securities                                         (5,704,502)           (3,857,150)           (5,560,566)
    Proceeds from principal repayments from
       available-for-sale mortgage-backed
       securities                                            121,411                63,123                61,551
    Net decrease (increase) in interest-bearing
       deposits in banks                                     597,000              (200,000)             (991,000)
    Net (increase) decrease in loans                      (2,222,069)           (1,050,286)              195,219
    Proceeds from sale of other real estate                                        841,170               265,965
    Acquisition of other real estate                                                                    (143,654)
    Additions to premises and equipment                      (44,317)              (55,673)             (183,642)
    Premiums paid on officer life insurance
       policies                                              (12,785)              (50,000)              (50,000)
    Proceeds from surrendered officer life
       insurance policies                                    503,892
                                                         -----------           -----------           -----------
              Net cash (used in) provided by
                 investing activities                        (36,514)           (1,305,097)            4,949,350
                                                         -----------           -----------           -----------

Cash flows from financing activities:
    Net (decrease) increase in demand,
       interest-bearing and savings deposits              (1,139,617)           (1,273,785)            1,620,069
    Net (decrease) increase in time deposits                (361,774)            3,775,325            (9,675,837)
    Principal repayments on note payable                                                                  (2,949)
    Cash dividends paid                                     (334,947)             (248,109)             (248,009)
    Proceeds from exercise of stock options                  295,312                                       2,188
                                                         -----------           -----------           -----------

              Net cash (used in) provided by
                 financing activities                     (1,541,026)            2,253,431            (8,304,538)
                                                         -----------           -----------           -----------

              (Decrease) increase in cash and
                 cash equivalents                           (201,247)            1,693,779            (2,347,419)

Cash and cash equivalents at beginning of year             9,236,194             7,542,415             9,889,834
                                                         -----------           -----------           -----------

Cash and cash equivalents at end of year                 $ 9,034,947           $ 9,236,194           $ 7,542,415
                                                         -----------           -----------           -----------
                                                         -----------           -----------           -----------


                                   (Continued)

                               LAKE COMMUNITY BANK

                             STATEMENT OF CASH FLOWS
                                   (Continued)
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                             1998                1997                 1996
                                                          -----------         -----------         -----------
Supplemental disclosure of cash flow information:

    Cash paid during the year for:

       Interest expense                                   $ 2,560,094         $ 2,692,072         $ 3,273,028
       Income taxes                                       $   184,000         $   369,000         $   123,500

Non-cash investing activities:

    Real estate acquired through foreclosure, net         $    65,000         $   225,618         $   588,757
    Net change in unrealized gain (loss) on
       available-for-sale investment securities           $    96,300         $   121,352         $  (224,052)

Non-cash financing activities:

    Dividends declared, $.27 per share in 1997
       and $.20 per share in 1996                                             $   334,947         $   248,109




                     The accompanying notes are an integral
                       part of these financial statements.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         GENERAL

         The accounting and reporting policies of Lake Community Bank conform with generally accepted accounting principles and prevailing practices within the banking industry.

         Certain reclassifications have been made to prior years' balances to conform to classifications used in 1998.

         INVESTMENT SECURITIES

         Investments are classified into one of the following categories:

                  - Available-for-sale securities, reported at fair value, with unrealized gains and losses excluded from earnings and reported, net of taxes, as accumulated other comprehensive income (loss) within shareholders' equity.

                  - Held-to-maturity securities, which management has the positive intent and ability to hold, reported at amortized cost, adjusted for the accretion of discounts and amortization of premiums.

         Management determines the appropriate classification of its investments at the time of purchase and may only change the classification in certain limited circumstances. All transfers between categories are accounted for at fair value.

         Gains or losses on the sale of investment securities are computed on the specific identification method. Interest earned on investment securities is reported in interest income, net of applicable adjustments for accretion of discounts and amortization of premiums. In addition, unrealized losses that are other than temporary are recognized in earnings for all investments.

         LOANS

         Loans are stated at principal balances outstanding, except for loans transferred from loans held for sale which are carried at the lower of principal balance or market value at the date of transfer, adjusted for accretion of discounts. Interest is accrued daily based upon outstanding loan balances. However, when, in the opinion of management, loans are considered to be impaired and the future collectibility of interest and principal is in serious doubt, loans are placed on nonaccrual status and the accrual of interest income is suspended. Any interest accrued but unpaid is charged against income. Payments received are applied to reduce principal to the extent necessary to ensure collection. Subsequent payments on these loans, or payments received on nonaccrual loans for which the ultimate collectibility of principal is not in doubt, are applied first to earned but unpaid interest and then to principal.

                              LAKE COMMUNITY BANK

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         LOANS (Continued)

         An impaired loan is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical matter, at the loan's observable market price or the fair value of collateral if the loan is collateral dependent. A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect all amounts due (including both principal and interest) in accordance with the contractual terms of the loan agreement.

         Loan origination fees, commitment fees, direct loan origination costs and purchased premiums and discounts on loans are deferred and recognized as an adjustment of yield, to be amortized to interest income over the contractual term of the loan. The unamortized balance of deferred fees and costs is reported as a component of net loans.

         LOAN SALES AND SERVICING

         Included in the portfolio are loans which are 75% to 90% guaranteed by the Small Business Administration and Farmers Home Administration. The guaranteed portion of these loans may be sold to a third party, with the Bank retaining the unguaranteed portion. The Bank generally receives a premium in excess of the adjusted carrying value of the loan at the time of sale. The Bank may be required to refund a portion of the sales premium if the borrower defaults or the loan prepays within ninety days of the settlement date. However, there were no sales of loans subject to these recourse provisions at December 31, 1998, 1997 and 1996.

         The Bank serviced loans for others totaling $1,028,400 and $1,792,500 as of December 31, 1998 and 1997, respectively.

         Sales of loans are recognized when the transferred loans are put beyond the reach of the Bank and its creditors, even in receivership. Servicing rights acquired through 1) a purchase or 2) the origination of loans which are sold or securitized with servicing rights retained are recognized as separate assets or liabilities. Servicing assets or liabilities are recorded at the difference between the contractual servicing fees and adequate compensation for performing the servicing, and are subsequently amortized in proportion to and over the period of the related net servicing income or expense. Servicing rights were not considered material for disclosure purposes.

         ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses is maintained to provide for losses related to impaired loans and other losses that can be expected to occur in the normal course of business. The determination of the allowance is based on estimates made by management, to include consideration of the character of the loan portfolio, specifically identified problem loans, potential losses inherent in the portfolio taken as a whole and economic conditions in the Bank's service area. These estimates are particularly susceptible to changes in the economic environment and market conditions. The allowance is established through a provision for loan losses which is charged to expense.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         OTHER REAL ESTATE

         Other real estate includes real estate acquired in full or partial settlement of loan obligations and former Bank premises. When property is acquired in settlement of loan obligations, any excess of the Bank's recorded investment in the loan balance and accrued interest income over the estimated fair market value of the property is charged against the allowance for loan losses. A valuation allowance for losses on other real estate is maintained to provide for temporary declines in value. The allowance is established through a provision for losses on other real estate which is included in other expenses. Subsequent gains or losses on sales or writedowns resulting from permanent impairments are recorded in other income or expenses as incurred.

         BANK PREMISES AND EQUIPMENT

         Bank premises and equipment are carried at cost. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets. The useful lives of Bank premises are estimated to be forty years. The useful lives of furniture, fixtures and equipment are estimated to be two to ten years. Leasehold improvements are amortized over the life of the asset or the life of the related lease, whichever is shorter. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to expense as incurred.

         INCOME TAXES

         Deferred tax assets and liabilities are recognized for the tax consequences of temporary differences between the financial statement and tax basis of existing assets and liabilities. On the balance sheet, net deferred tax assets are included in accrued interest receivable and other assets.

         CASH EQUIVALENTS

         For the purpose of the statement of cash flows, cash and due from banks and Federal funds sold are considered to be cash equivalents. Generally, Federal funds are sold for one day periods.

         EARNINGS PER SHARE

         Basic earnings per share (EPS), which excludes dilution, is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock, such as stock options, result in the issuance of common stock which shares in the earnings of the Bank. The treasury stock method has been applied to determine the dilutive effect of stock options in computing diluted EPS.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         STOCK-BASED COMPENSATION

         Stock options are accounted for under the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Bank's stock at the date of grant over the exercise price. However, if the fair value of stock-based compensation computed under a fair value based method, as prescribed in Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, is material to the financial statements, pro forma net income and earnings per share are disclosed as if the fair value method had been applied.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

         NEW FINANCIAL ACCOUNTING STANDARD

         In June 1998, the Financial Accounting Standards Board issued SFAS 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITY, which is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that entities recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Management does not believe that the adoption of SFAS 133 will have a significant impact on its financial position and results of operations when implemented.

2.       AVAILABLE-FOR-SALE INVESTMENT SECURITIES

         The amortized cost and estimated market value of available-for-sale investment securities at December 31, 1998 and 1997 consisted of the following:

                                                                                  1998
                                               ----------------------------------------------------------------------------
                                                                       Gross                Gross                Estimated
                                                Amortized            Unrealized           Unrealized               Market
                                                   Cost                Gains                Losses                 Value
                                               ------------       --------------         ------------          ------------
         U.S. Government
             corporations and
             agencies                          $  3,709,036       $       13,964                               $  3,723,000
         Obligations of states
             and political sub-
             divisions                            3,770,711              131,400         $     (2,111)            3,900,000
         Corporate debt
             securities                           3,296,703               23,600              (10,303)            3,310,000
                                               ------------       --------------         ------------          ------------
                                               $ 10,776,450       $      168,964         $    (12,414)         $ 10,933,000
                                               ------------       --------------         ------------          ------------
                                               ------------       --------------         ------------          ------------


                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

2.       INVESTMENT SECURITIES (Continued)

         Net unrealized gains on available-for-sale investment securities totaling $156,550 were recorded net of $53,409 in tax liabilities as accumulated other comprehensive income within shareholders' equity at December 31, 1998. There were no sales of available-for-sale investment securities for the year ended December 31, 1998.

                                                                                  1997
                                               ----------------------------------------------------------------------------
                                                                       Gross                 Gross               Estimated
                                                 Amortized          Unrealized            Unrealized              Market
                                                   Cost                Gains                Losses                 Value
                                               ------------       --------------         ------------          ------------
         U.S. Government
             corporations and
             agencies                          $  7,539,313       $        3,728         $    (31,041)         $  7,512,000
         Obligations of states
             and political sub-
             divisions                            3,135,646               87,977                 (623)            3,223,000
         Corporate debt
             securities                             750,238                  931               (1,169)              750,000
         Bankers' Accept-
             ances                                  490,553                  447                                    491,000
                                               ------------       --------------         ------------          ------------

                                               $ 11,915,750       $       93,083         $    (32,833)         $ 11,976,000
                                               ------------       --------------         ------------          ------------
                                               ------------       --------------         ------------          ------------

         Net unrealized gains on available-for-sale investment securities totaling $60,250 were recorded net of $20,690 in tax liabilities as accumulated other comprehensive income within shareholders' equity at December 31, 1997. Proceeds and gross realized gains and losses from the sale of available-for-sale investment securities for the year ended December 31, 1997 totaled $2,003,719, $879 and $8,877, respectively. Proceeds and gross realized gains and losses from the sale of available-for-sale investment securities for the year ended December 31, 1996 totaled $7,910,477, $49,149 and $29,468, respectively.

         The amortized cost and estimated market value of available-for-sale investment securities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because the issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                     Estimated
                                                                                 Amortized            Market
                                                                                   Cost                Value
                                                                            ------------------  ------------------
         Within one year                                                    $          449,435  $          453,000
         After one year through five years                                           8,429,246           8,508,000
         After five years through ten years                                          1,583,440           1,659,000
         After ten years                                                               314,329             313,000
                                                                            ------------------  ------------------

                                                                            $       10,776,450  $       10,933,000
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

2.       INVESTMENT SECURITIES (Continued)

         Investment securities with amortized costs totaling $1,007,000 and $1,000,000 and estimated market values totaling $1,010,000 and $992,000 were pledged to secure treasury tax and loan accounts and public deposits at December 31, 1998 and 1997, respectively.

3.       LOANS

         Outstanding loans are summarized below:

                                                                                         December 31,
                                                                            --------------------------------------
                                                                                   1998                1997
                                                                            ------------------  ------------------
         Commercial                                                         $        5,162,362  $        5,044,819
         Agricultural                                                               16,267,719          13,941,616
         Real estate - mortgage                                                     30,597,082          32,002,981
         Real estate - construction                                                  1,944,076             434,888
         Installment                                                                 2,264,685           2,919,897
                                                                            ------------------  ------------------

                                                                                    56,235,924          54,344,201

         Deferred loan fees                                                           (180,570)           (182,293)
         Allowance for loan losses                                                  (1,046,989)           (952,335)
                                                                            ------------------- ------------------

                                                                            $       55,008,365  $       53,209,573
                                                                            ------------------- ------------------
                                                                            ------------------- ------------------

         Changes in the allowance for loan losses were as follows:

                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                               1998                1997                1996
                                                        ------------------  ------------------  ------------------
         Balance, beginning of year                     $          952,335  $          907,661  $        1,127,587
         Provision charged to operations                           360,000             263,000             477,000
         Losses charged to allowance                              (303,430)           (256,712)           (738,522)
         Recoveries                                                 38,084              38,386              41,596
                                                        ------------------  ------------------  ------------------

                Balance, end of year                    $        1,046,989  $          952,335  $          907,661
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

         The recorded investment in loans that were considered to be impaired totaled $503,100 and $1,057,000 at December 31, 1998 and 1997,
         respectively. The related allowance for loan losses on these loans at December 31, 1998 and 1997 was $50,300 and $143,400, respectively. The average recorded investment in impaired loans for the years ended December 31, 1998, 1997 and 1996 was $873,300, $1,038,500 and
         $1,345,800, respectively. The Bank recognized $17,500, $38,500 and $52,700 in interest income on these loans during that same period, to include $14,000, $38,500 and $44,800 recognized using a cash-basis method.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

3.       LOANS (Continued)

         At December 31, 1998 and 1997, nonaccrual loans totaled $780,000 and $1,389,000, respectively. Interest foregone on nonaccrual loans totaled $24,600, $75,900 and $103,300 for the years ended December 31, 1998,
         1997 and 1996, respectively. There were no loans considered to be nonperforming, defined as loans ninety days or more past due and still accruing interest, for the years ended December 31, 1998 and 1997.

         Salaries and employee benefits totaling $124,700, $130,622 and $43,101 have been deferred as loan origination costs during the years ended December 31, 1998, 1997 and 1996, respectively.

4.       BANK PREMISES AND EQUIPMENT

         Bank premises and equipment consisted of the following:

                                                                                         December 31,
                                                                            --------------------------------------
                                                                                   1998                1997
                                                                            ------------------  ------------------
         Land                                                               $          278,840  $          278,840
         Bank premises                                                               2,168,640           2,168,640
         Furniture, fixtures and equipment                                           1,617,630           2,008,643
         Leasehold improvements                                                         58,754              90,974
                                                                            ------------------  ------------------

                                                                                     4,123,864           4,547,097

                Less accumulated depreciation
                   and amortization                                                 (1,470,072)         (1,469,846)
                                                                            ------------------- -------------------

                                                                            $        2,653,792  $        3,077,251
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

         In December 1998, management determined that the carrying amount of certain equipment and software were not recoverable. Accordingly, the carrying value of the equipment and software was eliminated through a charge to other expenses totaling $160,018 to reflect the impairment.

         Depreciation included in occupancy and equipment expense totaled $307,758, $282,452 and $283,044 for the years ended December 31, 1998,
         1997 and 1996, respectively.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

5.       OTHER REAL ESTATE

         Other real estate consisted of the following:

                                                                                         December 31,
                                                                            --------------------------------------
                                                                                   1998                1997
                                                                            ------------------  ------------------
         Other real estate acquired through foreclosure                     $          603,684  $          538,684
         Former bank premises, net of accumulated
             depreciation                                                                                   97,724
                                                                            ------------------  ------------------
                                                                                       603,684             636,408

         Valuation allowance                                                          (218,684)            (38,459)
                                                                            ------------------  ------------------

                                                                            $          385,000  $          597,949
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

         In October 1998, management determined that the carrying amount of the former bank premises was not recoverable. Accordingly, the carrying value of the building was eliminated through a charge to other expenses totaling $71,578 to reflect the impairment.

         Depreciation on former bank premises included in other expense totaled $26,146, $31,282 and $7,820 for the years ended December 31, 1998, 1997 and 1996, respectively.

         Changes in the valuation allowance for other real estate were as follows:

                                                                               December 31,
                                                        ----------------------------------------------------------
                                                               1998                1997                1996
                                                        ------------------  ------------------  ------------------
         Balance, beginning of year                     $           38,459  $          168,439  $           38,459
         Provision for losses on other
             real estate                                           180,225             101,437             129,980
         Losses charged to allowance                                                  (231,417)
                                                        ------------------  ------------------  ------------------

         Balance, end of year                           $          218,684  $           38,459  $          168,439
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

6.       INTEREST-BEARING DEPOSITS

         Interest-bearing deposits consisted of the following:

                                                                   December 31,
                                                      --------------------------------------
                                                             1998                1997
                                                      ------------------  ------------------
         Savings                                      $       12,043,664  $       12,027,671
         Money market                                          4,096,736           4,143,444
         Now accounts                                          7,954,189           9,640,047
         Time, $100,000 or more                                6,824,211           5,694,147
         Other time                                           30,114,334          31,606,172
                                                      ------------------- ------------------

                                                      $       61,033,134  $       63,111,481
                                                      ------------------- ------------------
                                                      ------------------- ------------------

         Aggregate annual maturities of time deposits are as follows:

                                  Year Ending
                                  December 31,
                            -------------------------
                                      1999                                  $       31,848,837
                                      2000                                           2,533,929
                                      2001                                           2,555,779
                                                                            ------------------

                                                                            $       36,938,545
                                                                            ------------------
                                                                            ------------------

         Interest expense recognized on interest-bearing deposits consisted of the following:

                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------
                                                               1998                1997                1996
                                                        ------------------  ------------------  ------------------
         Savings                                        $          277,550  $          301,124  $          309,130
         Money market                                              108,800             142,423             185,976
         Now accounts                                              199,140             175,619             142,234
         Time, $100,000 or more                                    347,509             212,630             162,000
         Other time                                              1,607,355           1,729,917           2,045,616
                                                        ------------------  ------------------  ------------------

                                                        $        2,540,354  $        2,561,713  $        2,844,956
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

7.       INCOME TAXES

         The provision for income tax (benefit) expense for the years ended December 31, 1998, 1997 and 1996 consisted of the following:

                                                              Federal              State               Total
                                                        ------------------  ------------------  ------------------
         1998
         ----
         Current                                        $          210,000  $           96,000  $          306,000
         Deferred                                                 (247,000)            (87,000)           (334,000)
                                                        ------------------  ------------------  ------------------

                Income tax (benefit) expense            $          (37,000) $            9,000  $          (28,000)
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

         1997
         ----

         Current                                        $          208,000  $          107,000  $          315,000
         Deferred                                                   47,000              15,000              62,000
                                                        ------------------  ------------------  ------------------

                Income tax expense                      $          255,000  $          122,000  $          377,000
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

         1996
         ----

         Current                                        $           51,000  $           49,000  $          100,000
         Deferred                                                   72,000              31,000             103,000
                                                        ------------------  ------------------  ------------------

                Income tax expense                      $          123,000  $           80,000  $          203,000
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

         Deferred tax assets (liabilities) are comprised of the following at December 31, 1998 and 1997:

                                                                                   1998                1997
                                                                            ------------------  ------------------
         Deferred tax assets:
             Allowance for loan losses                                      $          326,000  $          294,000
             Deferred compensation                                                     158,000              86,000
             Future benefit of state tax deduction                                      27,000              34,000
             Other real estate                                                          98,000              17,000
             Merger costs capitalized for tax purposes                                  58,000
             Other                                                                      10,000              10,000
                                                                            ------------------  ------------------

                   Total deferred tax assets                                           677,000             441,000
                                                                            ------------------  ------------------

         Deferred tax liabilities:
             Bank premises and equipment                                               (67,000)           (195,000)
             Future liability of state deferred tax assets                             (42,000)            (12,000)
             Unrealized gain on available-for-sale
                investment securities                                                  (53,000)            (21,000)
                                                                            ------------------  ------------------

                   Total deferred tax liabilities                                     (162,000)           (228,000)
                                                                            ------------------  ------------------

                   Net deferred tax assets                                  $          515,000  $          213,000
                                                                            ------------------  ------------------
                                                                            ------------------  ------------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

7.       INCOME TAXES (Continued)

         The provision for income tax (benefit) expense differs from amounts computed by applying the statutory Federal income tax rates to operating income before income taxes. The significant items comprising these differences for the years ended December 31, 1998, 1997 and 1996 consisted of the following:

                                               1998                      1997                      1996
                                     ------------------------  ------------------------  -------------------------
                                       Amount       Rate %        Amount       Rate %       Amount       Rate %
                                     -----------  -----------  ------------ -----------  ------------  -----------
         Federal income tax
             expense, at statutory
             rate                    $     1,543         34.0  $    388,712        34.0  $    230,957         34.0
         State franchise tax
             (benefit) expense,
             net of Federal tax
             effect                       (5,054)      (111.4)       74,484         6.5        45,886          6.8
         Tax exempt income
             from life insurance
             policies                    (39,979)      (881.0)      (38,150)       (3.3)      (24,720)        (3.6)
         Taxable gain on surren-
             dered life insurance
             policies                     64,223      1,415.2
         Tax exempt interest on
             obligations of states
             and political sub-
             divisions                   (49,424)    (1,089.1)      (45,781)       (4.0)      (70,861)       (10.4)
         Other                               691         15.3        (2,265)        (.2)       21,738          3.2
                                     -----------  -----------  ------------ -----------  ------------  -----------

                Total income
                   tax (benefit)
                   expense           $   (28,000)      (617.0) $    377,000        33.0  $    203,000         30.0
                                     -----------  -----------  ------------ -----------  ------------  -----------
                                     -----------  -----------  ------------ -----------  ------------  -----------

8.       SHORT-TERM BORROWING ARRANGEMENT

         The Bank is eligible to borrow up to $2,000,000 on an overnight basis from its correspondent bank. There were no short-term borrowings outstanding at December 31, 1998 or 1997.

9.       COMMITMENTS AND CONTINGENCIES

         LEASES

         The Bank leases land and two former branch offices under noncancelable operating leases. Future minimum lease payments are as follows:

                                   Year Ending
                                   December 31,
                              ----------------------
                                      1999                                  $           52,000
                                      2000                                              52,000
                                      2001                                              18,667
                                      2002                                              12,000
                                                                            ------------------

                                                                            $          134,667
                                                                            ------------------
                                                                            ------------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

9.       COMMITMENTS AND CONTINGENCIES (Continued)

         LEASES (Continued)

         The Bank subleases former branch offices for approximately $4,600 per month. The Bank anticipates that sublease income will exceed substantially all rental expenses associated with these properties.

         Rental expense included in occupancy expense totaled $49,489, $52,049 and $47,740 for the years ended December 31, 1998, 1997 and 1996, respectively.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

         The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business in order to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized on the balance sheet.

         The Bank's exposure to credit loss in the event of nonperformance by the other party for commitments to extend credit and letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and letters of credit as it does for loans included on the balance sheet.

         The following financial instruments represent off-balance-sheet credit risk:

                                                                                     December 31,
                                                                            ------------------------------
                                                                                 1998            1997
                                                                            --------------  --------------
         Commitments to extend credit                                       $   19,353,000  $   15,106,000
         Letters of credit                                                  $      100,000  $      151,000

         Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the borrower. Collateral held varies, but may include deposits, real estate, accounts receivable and personal property.

         Letters of credit are conditional commitments issued by the Bank to guarantee the performance or financial obligation of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

9.       COMMITMENTS AND CONTINGENCIES (Continued)

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK (Continued)

         Agricultural loan commitments represent approximately 45% of total commitments and are unsecured or secured by agricultural products, equipment and farm land. Commercial loan commitments represent approximately 26% of total commitments and are generally unsecured or secured by collateral other than real estate. Real estate loan commitments represent 19% of total commitments and are generally secured by property with a loan-to-value ratio not to exceed 80%. Consumer loan commitments represent the remaining 10% of total commitments and are generally unsecured. In addition, the majority of the Bank's loan commitments have variable interest rates.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

         The Bank's business activity is primarily with customers located within Lake County. The Bank's operating policy since its inception has emphasized serving the banking needs of individuals, business and professional communities and agribusiness in Lakeport, California and its surrounding area. The Bank grants real estate, commercial and installment loans to these customers. Although the Bank has a diversified loan portfolio, a significant portion of its customers' ability to repay their loans is dependent upon commercial and residential real estate development, agribusiness and the resort and recreational economic sectors.

         CORRESPONDENT BANKING AGREEMENTS

         The Bank maintains funds on deposit with other federally insured financial institutions under correspondent banking agreements. Uninsured deposits totaled $3,815,500 at December 31, 1998.

         CONTINGENCIES

         The Bank is subject to legal proceedings and claims which arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position or results of operations of the Bank.

10.      SHAREHOLDERS' EQUITY

         DIVIDENDS

         Upon declaration by the Board of Directors, all shareholders of record will be entitled to receive dividends. The California Financial Code restricts the total dividend payment of any bank in any calendar year to the lesser of (1) the bank's retained earnings or (2) the bank's net income for its last three fiscal years, less distributions made to shareholders during the same three-year period. At December 31, 1998, retained earnings of $692,037 were free of such restrictions.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

10.      SHAREHOLDERS' EQUITY (Continued)

         EARNINGS PER SHARE

         A reconciliation of the numerators and denominators of the basic and diluted earnings per share computations is as follows:

                                                                            Weighted
                                                                             Average
                                                                            Number of
                                                             Net              Shares        Per Share
                For the Year Ended                         Income          Outstanding       Amount
         ------------------------------------           -------------    ----------------  ----------
         DECEMBER 31, 1998

         Basic earnings per share                       $      32,538           1,273,192  $      .03
                                                                                           ----------
                                                                                           ----------

         Effect of dilutive stock options                                          68,099
                                                        -------------    ----------------

         Diluted earnings per share                     $      32,538           1,341,291  $      .02
                                                        -------------    ----------------  ----------
                                                        -------------    ----------------  ----------

         DECEMBER 31, 1997

         Basic earnings per share                       $     766,270           1,240,546  $      .62
                                                                                           ----------
                                                                                           ----------

         Effect of dilutive stock options                                          57,408
                                                        -------------    ----------------

         Diluted earnings per share                     $     766,270           1,297,954  $      .59
                                                        -------------    ----------------  ----------
                                                        -------------    ----------------  ----------

         DECEMBER 31, 1996

         Basic earnings per share                       $     476,285           1,240,491  $      .38
                                                                                           ----------
                                                                                           ----------

         Effect of dilutive stock options                                          68,267
                                                        -------------    ----------------

         Diluted earnings per share                     $     476,285           1,308,758  $      .36
                                                        -------------    ----------------  ----------
                                                        -------------    ----------------  ----------

         Options to purchase 25,350 shares of common stock at prices ranging from $9.25 to $9.75 per share were outstanding during the first and second quarters of 1998 and during all quarters of 1997 and 1996 but were not included in the computation of earnings per share because the exercise prices of the options was greater than the average market prices of the common shares during the same periods.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

10.      SHAREHOLDERS' EQUITY (Continued)

         STOCK OPTIONS

         The Bank's 1984 Stock Option Plan was amended in 1989 to authorize the grant of options to non-employee directors and again in 1990 to increase the number of shares reserved under the plan to 340,062 shares of authorized but unissued common stock. Of the shares reserved, 200,000 shares were available for grant to non-employee directors. The plan requires that the option price may not be less than the fair market value at the date the option is granted, and that the stock must be paid in full at the time the option is exercised. The options expire on dates determined by the Board of Directors, but not later than ten years from the grant date. Options generally vest ratably over a four to five year period.

         The plan terminated in November 1994 and no additional options will be granted. However, the vesting schedule and ability to exercise options currently granted were not effected.

         A summary of the activity within the plan follows:

                                         1998                           1997                              1996
                             --------------------------     ---------------------------       ---------------------------

                                             Weighted                         Weighted                         Weighted
                                              Average                          Average                          Average
                                             Exercise                         Exercise                         Exercise
                               Shares          Price          Shares           Price            Shares           Price
                             ----------    ------------     ----------     ------------       ----------     ------------
Options outstanding,
     beginning of year          205,600    $       5.58        220,850     $       5.50          238,900     $       5.41
     Options exercised          (57,750)   $       5.11                                             (500)    $       4.38
     Options canceled                                          (15,250)    $       4.38          (17,550)    $       4.38
                             ----------                     ----------                        ----------

Options outstanding,
     end of year                147,850    $       5.76        205,600     $       5.58          220,850     $       5.50
                             ----------                     ----------                        ----------
                             ----------                     ----------                        ----------

Options exercisable,
     end of year                147,850    $       5.76        204,975     $       5.57          215,138     $       5.39
                             ----------                     ----------                        ----------
                             ----------                     ----------                        ----------

         A summary of options outstanding at December 31, 1998 follows:

                                                                  Number of         Weighted          Number of
                                                                   Options           Average           Options
                                                                 Outstanding        Remaining        Exercisable
                                                                 December 31,      Contractual       December 31,
         Range of Exercise Prices                                    1998             Life              1998
         ------------------------                              ---------------   ---------------  ----------------
         $    4.38                                                      85,000       .6  year               85,000
         $    6.25                                                      37,500      1.2  years              37,500
         $    9.75                                                      22,850      4.2  years              22,850
         $    9.25                                                       2,500      5.3  years               2,500
                                                               ---------------                    ----------------

                                                                       147,850                             147,850
                                                               ---------------                    ----------------
                                                               ---------------                    ----------------

                              LAKE COMMUNITY BANK

                         NOTES TO FINANCIAL STATEMENTS
                                  (Continued)


10.      SHAREHOLDERS' EQUITY (Continued)

         REGULATORY CAPITAL

         The Bank is subject to certain regulatory capital requirements administered by the Federal Deposit Insurance Corporation (FDIC). Failure to meet these minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

         Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total and Tier 1 capital to risk-weighted assets and of Tier 1 capital to average assets. Each of these components is defined in the regulations. Management believes that the Bank meets all its capital adequacy requirements as of December 31, 1998.

         In addition, the most recent notification from the FDIC as of December 31, 1998, 1997 and 1996 categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth below. There are no conditions or events since that notification that management believes have changed the Bank's category.

                                                          1998                      1997                       1996
                                                ------------------------  ------------------------  -------------------------

                                                   Amount       Ratio        Amount       Ratio        Amount        Ratio
                                                -----------  -----------  ------------ -----------  ------------  -----------
         Leverage Ratio
         --------------
         Lake Community Bank                     $9,013,700      10.7%      $8,561,600     10.4%    $  8,067,200      9.3%

         Minimum requirement for "Well-
              Capitalized" institution           $4,204,700       5.0%      $4,124,100      5.0%    $  4,321,200      5.0%
         Minimum regulatory requirement          $3,363,800       4.0%      $3,299,300      4.0%    $  3,457,000      4.0%

         Tier 1 Risk-Based Capital Ratio
         -------------------------------

         Lake Community Bank                     $9,013,700      13.2%      $8,561,600     14.5%    $  8,067,200     13.3%

         Minimum requirement for "Well-
              Capitalized" institution           $4,090,600       6.0%      $3,544,400      6.0%    $  3,645,700      6.0%
         Minimum regulatory requirement          $2,727,000       4.0%      $2,362,900      4.0%    $  2,430,500      4.0%

         Total Risk-Based Capital Ratio
         ------------------------------

         Lake Community Bank                     $9,864,900      14.5%      $9,298,700     15.8%    $  8,788,000     14.5%

         Minimum requirement for "Well-
              Capitalized" institution           $6,798,200      10.0%      $5,885,900     10.0%    $  6,061,400     10.0%
         Minimum regulatory requirement          $5,438,500       8.0%      $4,708,700      8.0%    $  4,849,100      8.0%

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

11.      OTHER EXPENSES

         Other expenses consisted of the following:

                                                                          Year Ended December 31,
                                                        ----------------------------------------------------------

                                                               1998                1997                1996
                                                        ------------------  ------------------  ------------------
         Other real estate expenses, net                 $         322,162  $          209,552   $         222,956
         Professional fees and legal expenses                      159,370             146,420             219,652
         Advertising and promotion                                 103,787             107,420             109,964
         Stationery and supplies                                    59,688              67,771              98,270
         Amortization of intangibles                                59,162              63,100              92,277
         Other                                                     486,406             453,969             501,628
                                                        ------------------  ------------------  ------------------

                                                        $        1,190,575  $        1,048,232  $        1,244,747
                                                        ------------------  ------------------  ------------------
                                                        ------------------  ------------------  ------------------

12.      EMPLOYEE BENEFIT PLANS

         EMPLOYEE RETIREMENT PLAN

         On December 19, 1991, the Board of Directors adopted a 401(k) Retirement Plan, effective January 1, 1992. All employees 18 years of age or older with one year of service and who worked at least 1,000 hours during the year are eligible to participate in the plan. Eligible employees may elect to make tax deferred contributions of up to twenty-five percent of their annual salary, to the maximum of $10,000. The Bank may make additional nonelective contributions to the plan at the discretion of the Board of Directors. The annual contribution from all sources is limited on a participant-by-participant basis to the lesser of $30,000 or twenty-five percent of the participant's compensation for the plan year. Bank contributions vest after three years of service. Bank contributions to the plan for the years ended December 31, 1998, 1997 and 1996 totaled $47,088, $26,290 and $15,298, respectively.

         SEVERANCE AND RETIREMENT BENEFITS

         During 1998 two executive officers of the Bank elected to retire prior to their scheduled retirement dates and received severance payments which totaled approximately $300,000.

         In addition, salary continuation plans were in place for both executives. Under these plans the Bank is obligated to provide the executives, or their designated beneficiaries, with annual benefits for fifteen years after retirement or death. These benefits are substantially equivalent to those available under insurance policies purchased by the Bank on the lives of the executives with cash surrender values totaling $503,100 and $413,000 at December 31, 1998 and 1997, respectively. In addition, the estimated present value of these future benefits was accrued over the period from the effective date of the plans until the executive's retirement. As a result of the early retirement dates noted above, benefit costs were accelerated during 1998. The expense under these plans for the years ended December 31, 1998, 1997 and 1996 totaled $160,900, $58,700 and $34,400, respectively.

         Costs related to these retirement benefits are included in salaries and employee benefits expense.

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

13.      RELATED PARTY TRANSACTIONS

         During the normal course of business, the Bank enters into transactions with related parties, including directors and executive officers. These transactions are on substantially the same terms and conditions as those prevailing for comparable transactions with unrelated parties.

         The following is a summary of the aggregate activity involving related party borrowers during 1998:

         Balance, January 1, 1998                                                               $          852,000

             Disbursements                                                                                  12,000
             Amounts repaid                                                                               (246,000)
                                                                                                ------------------
         Balance, December 31, 1998                                                             $          618,000
                                                                                                ------------------
                                                                                                ------------------

         Undisbursed commitments to related
             parties, December 31, 1998                                                         $          655,000
                                                                                                ------------------
                                                                                                ------------------

14.      COMPREHENSIVE INCOME

         The Bank adopted Financial Accounting Standards Board Statement No. 130 (SFAS 130), REPORTING COMPREHENSIVE INCOME, on January 1, 1998. This Statement requires the reporting of comprehensive income in addition to net income for all periods presented. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of other comprehensive income (loss) that historically has not been recognized in the calculation of net income. SFAS 130 requires the unrealized gains and losses on the Bank's available-for-sale investment securities to be included in other comprehensive income (loss). Total comprehensive income and the components of accumulated other comprehensive income (loss) are presented in the Statement of Changes in Shareholders' Equity.

         The Bank held securities classified as available-for-sale which had unrealized gains (losses) as follows:

                                                                                       Tax
                                                                    Before           (Expense)         After
                                                                     Tax              Benefit           Tax
                                                               ---------------   ---------------  ----------------
         For the Year Ended December 31, 1998
         ------------------------------------
         Other comprehensive income:
              Unrealized holding gains                         $        96,300   $       (32,719) $         63,581
                                                               ---------------   ---------------  ----------------
                                                               ---------------   ---------------  ----------------

         For the Year Ended December 31, 1997
         ------------------------------------

         Other comprehensive income:
              Unrealized holding gains                         $       121,352   $       (41,275) $         80,077
                                                               ---------------   ---------------  ----------------
                                                               ---------------   ---------------  ----------------

                               LAKE COMMUNITY BANK

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

14.      COMPREHENSIVE INCOME (Continued)

                                                                                      Tax
                                                                   Before           (Expense)          After
                                                                     Tax             Benefit            Tax
                                                               ---------------   ---------------  ----------------

         For the Year Ended December 31, 1996
         ------------------------------------
         Other comprehensive loss:
              Unrealized holding losses                        $      (224,052)  $        75,900  $       (148,152)
                                                               ---------------   ---------------  ----------------
                                                               ---------------   ---------------  ----------------

15.      SUBSEQUENT EVENT

         On March 22 and 23, 1999, respectively, the shareholders of Lake Community Bank, Roseville First Community Bancorp and Western Sierra Bancorp (Bancorp) approved the merger of the three companies. As a result, the Bank will operate as one of three wholly-owned bank subsidiaries under the Bancorp, a bank holding company. Each share of the Bank's common stock will be converted into the right to receive .6906 shares of Bancorp common stock. The transaction will be accounted for under the pooling of interests method of accounting.

         The unaudited pro forma information set forth below assumes that the merger of the three companies took place on January 1, 1996. This information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the merger been consummated at that time. The 1998 financial information includes unaudited combined merger related expenses of approximately $682,000, net of tax effect, or $.31 per share of common stock and $.30 per share of common stock and common stock equivalents.

         (Unaudited, Dollars in Thousands)

                                                            1998            1997          1996
                                                        -------------  -------------  ------------
         Net interest income                            $      12,241  $      11,608  $      9,955
         Net income                                     $       1,101  $       1,951  $      2,516
         Basic earnings per common
              share                                     $        .50   $         .90  $        .76
         Diluted earnings per common
              share                                     $        .48   $         .86  $        .73

(b)        Pro Forma Financial Information.

                                                                            Page
                                                                            ----
           Combined Balance Sheets as of December 31, 1998 and 1997           63

           Combined Statements of Income For the Years Ended
           December 31, 1998, 1997 and 1996                                   65

Selected Historical and Pro Forma Financial Data

The following represents unaudited pro forma combined financial information for Western Sierra Bancorp and subsidiary, Roseville 1st Community Bancorp and subsidiary and Lake Community Bank. This information presents selected financial information based upon historical financial statements of all three parties. These unaudited statements present information under the pooling-of-interests accounting method and reflect the mergers occurring at the beginning of the period indicated or on December 31, 1998 and 1997. There were no material pro forma adjustments. These statements are for illustrative purposes only and do not indicate the results of operations, or financial position that would have occurred if the merger had been in effect as of the dates or for the periods indicated or that may occur in the future.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             (Amounts in Thousands)

                                DECEMBER 31, 1998

                                                       WESTERN            ROSEVILLE 1ST            LAKE
                                                       SIERRA               COMMUNITY            COMMUNITY            PRO FORMA
                                                       BANCORP               BANCORP               BANK                COMBINED
                                                   ---------------      ----------------     ----------------     ----------------
ASSETS

Cash and due from banks                            $         5,185      $          2,225     $          4,635     $         12,045
Federal funds sold                                          22,670                 7,150                4,400               34,220
Loans held for sale                                          3,208                   674                  599                4,481
Interest-bearing deposits in banks                                                                      3,960                3,960
Investment securities:
         Available for sale                                 36,430                 8,241               10,933               55,604
         Held to maturity                                    1,888                                                           1,888
                                                   ----------------     -----------------    -----------------    -----------------
                 Total investments                          38,318                 8,241               10,933               57,492
                                                   ----------------     -----------------    -----------------    -----------------

Loans and leases:
         Commercial                                         17,199                 8,219                5,162               30,580
         Real estate                                        44,856                15,791               30,597               91,244
         Real estate construction                            9,338                 8,100                1,944               19,382
         Lease financing                                     1,383                                                           1,383
         Agricultural                                                                                  16,268               16,268
         Consumer                                              664                 2,393                2,265                5,322
                                                   ----------------     -----------------    -----------------    -----------------
                 Total loans                                73,440                34,503               56,236              164,179
         Deferred fees and costs, net                         (154)                  (71)                (181)                (406)
         Allowance for loan and lease losses                (1,055)                 (329)              (1,047)              (2,431)
                                                   ----------------     -----------------    -----------------    -----------------
                 Net loans                                  72,231                34,103               55,008              161,342
                                                   ----------------     -----------------    -----------------    -----------------

Other real estate                                            1,162                                        385                1,547
Bank premises and equipment, net                             4,233                 1,484                2,654                8,371
Accrued interest receivable and other assets                 3,106                 2,050                2,014                7,170
                                                   ----------------     -----------------    -----------------    -----------------

                                                   $       150,113      $         55,927     $         84,588     $        290,628
                                                   ----------------     -----------------    -----------------    -----------------
                                                   ----------------     -----------------    -----------------    -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
         Non-interest bearing                      $        47,758      $         10,630     $         13,504     $         71,892
         Interest bearing                                   90,830                39,965               61,033              191,828
                                                   ----------------     -----------------    -----------------    -----------------

                 Total deposits                            138,588                50,595               74,537              263,720

Accrued interest payable and other liabilities               1,322                   722                  934                2,978
                                                   ----------------     -----------------    -----------------    -----------------

                 Total liabilities                         139,910                51,317               75,471              266,698
                                                   ----------------     -----------------    -----------------    -----------------

Shareholders' equity:
         Common stock                                        7,381                 2,511                3,539               13,431
         Retained earnings                                   2,786                 2,122                5,475               10,383
         Accumulated other comprehensive
                 income (loss)                                  36                   (23)                 103                  116
                                                   ----------------     -----------------    -----------------    -----------------

                 Total shareholders' equity                 10,203                 4,610                9,117               23,930
                                                   ----------------     -----------------    -----------------    -----------------

                                                   $       150,113      $         55,927     $         84,588     $        290,628
                                                   ----------------     -----------------    -----------------    -----------------
                                                   ----------------     -----------------    -----------------    -----------------

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             (Amounts in Thousands)

                                DECEMBER 31, 1997

                                                        WESTERN        ROSEVILLE 1ST           LAKE
                                                        SIERRA           COMMUNITY           COMMUNITY          PRO FORMA
                                                        BANCORP           BANCORP              BANK             COMBINED
                                                   ----------------  -----------------  -----------------  -----------------
ASSETS

Cash and due from banks                            $          5,296  $           1,830  $           5,236  $          12,362
Federal funds sold                                            6,550              6,720              4,000             17,270
Loans held for sale                                           1,767                227                680              2,674
Interest-bearing deposits in banks                                                                  4,557              4,557
Investment securities:
         Available for sale                                  15,799              4,010             11,976             31,785
         Held to maturity                                     4,950                                                    4,950
                                                   ----------------  -----------------  -----------------  -----------------
                 Total investments                           20,749              4,010             11,976             36,735
                                                   ----------------  -----------------  -----------------  -----------------

Loans and leases:
         Commercial                                          14,882              8,715              5,045             28,642
         Real estate                                         40,052             16,279             32,003             88,334
         Real estate construction                            13,263              7,319                435             21,017
         Lease financing                                        698                                                      698
         Agricultural                                                                              13,942             13,942
         Consumer                                               615              2,623              2,919              6,157
                                                   ----------------  -----------------  -----------------  -----------------
                 Total loans                                 69,510             34,936             54,344            158,790
         Deferred fees and costs, net                          (371)               (86)              (182)              (639)
         Allowance for loan and lease losses                   (948)              (724)              (952)            (2,624)
                                                   ----------------  -----------------  -----------------  -----------------
                 Net loans                                   68,191             34,126             53,210            155,527
                                                   ----------------  -----------------  -----------------  -----------------

Other real estate                                               967                                   598              1,565
Bank premises and equipment, net                              3,027              1,721              3,077              7,825
Accrued interest receivable and other assets                  2,313              1,954              2,186              6,453
                                                   ----------------  -----------------  -----------------  -----------------

                                                   $        108,860  $          50,588  $          85,520  $         244,968
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
         Non-interest bearing                      $         19,215  $           8,527  $          12,927  $          40,669
         Interest bearing                                    79,494             37,823             63,112            180,429
                                                   ----------------  -----------------  -----------------  -----------------

                 Total deposits                              98,709             46,350             76,039            221,098

Accrued interest payable and other liabilities                1,153                274                821              2,248
                                                   ----------------  -----------------  -----------------  -----------------

                 Total liabilities                           99,862             46,624             76,860            223,346
                                                   ----------------  -----------------  -----------------  -----------------

Shareholders' equity:
         Common stock                                         7,001              2,021              3,178             12,200
         Retained earnings                                    1,908              1,932              5,442              9,282
         Accumulated other comprehensive
                 income                                          89                 11                 40                140
                                                   ----------------  -----------------  -----------------  -----------------

                 Total shareholders' equity                   8,998              3,964              8,660             21,622
                                                   ----------------  -----------------  -----------------  -----------------

                                                   $        108,860  $          50,588  $          85,520  $         244,968
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                             (Amounts in Thousands)

                                                                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                                   -------------------------------------------------------------------------


                                                        WESTERN        ROSEVILLE 1ST          LAKE
                                                        SIERRA           COMMUNITY          COMMUNITY          PRO FORMA
                                                        BANCORP           BANCORP             BANK              COMBINED
                                                   ----------------  -----------------  -----------------  -----------------
Interest income:
         Interest and fees on loans and leases     $          7,313  $           3,328  $           5,303  $          15,944
         Interest on deposits in banks                                                                286                286
         Interest on investment securities                    1,651                426                672              2,749
         Interest on Federal funds sold                         513                268                249              1,030
                                                   ----------------  -----------------  -----------------  -----------------
             Total interest income                            9,477              4,022              6,510             20,009

Interest expense on deposits                                  3,572              1,759              2,540              7,871
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income                              5,905              2,263              3,970             12,138

Provision for loan and lease losses                             270                145                360                775
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income after provision
               for loan and lease losses                      5,635              2,118              3,610             11,363
                                                   ----------------  -----------------  -----------------  -----------------

Non-interest income:
         Service charges and fees                               745                 72                455              1,272
         Gain on sale of loans                                1,582                219                 46              1,847
         Gain on sale of investment securities                                       8                                     8
         Other                                                  266                244                124                634
                                                   ----------------  -----------------  -----------------  -----------------
             Total non-interest income                        2,593                543                625              3,761
                                                   ----------------  -----------------  -----------------  -----------------

Other expenses:
         Salaries and employee benefits                       3,598                972              1,854              6,424
         Occupancy                                              439                140                234                813
         Equipment                                              581                147                412              1,140
         Merger related expenses                                373                200                539
         Other                                                1,938                886              1,191              4,015
                                                   ----------------  -----------------  -----------------  -----------------
             Total other expenses                             6,929              2,345              4,230             12,392
                                                   ----------------  -----------------  -----------------  -----------------

             Income before income taxes                       1,299                316                  5              1,620

Income tax expense (benefit)                                    421                126                (28)               519
                                                   ----------------  -----------------  -----------------  -----------------

             Net income                            $            878  $             190  $              33  $           1,101
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Basic earnings per share                           $           0.90  $            0.57  $            0.03  $            0.49
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate basic earnings per share              973,491            332,785          1,273,192          2,255,633 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Diluted earnings per share                         $           0.85  $            0.56  $            0.02  $            0.46
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate diluted earnings per share          1,037,025            338,140          1,341,291          2,372,674 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

(1) Pro forma combined weighted average shares and earnings per share were calculated based on the exchange ratio of 1.2110 for Roseville 1st Community Bancorp and .6905 for Lake Community Bank.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                             (Amounts in Thousands)

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                                   -------------------------------------------------------------------------

                                                        WESTERN        ROSEVILLE 1ST          LAKE
                                                         SIERRA          COMMUNITY          COMMUNITY           PRO FORMA
                                                        BANCORP           BANCORP             BANK              COMBINED
                                                   ----------------  -----------------  -----------------  -----------------
Interest income:
         Interest and fees on loans and leases     $          6,978  $           3,287  $           5,529  $          15,794
         Interest on deposits in banks                                                                233                233
         Interest on investment securities                    1,242                266                595              2,103
         Interest on Federal funds sold                         210                342                203                755
                                                   ----------------  -----------------  -----------------  -----------------
             Total interest income                            8,430              3,895              6,560             18,885

Interest expense on deposits                                  3,051              1,664              2,562              7,277
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income                              5,379              2,231              3,998             11,608

Provision for loan and lease losses                             243                564                263              1,070
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income after provision
              for loan and lease losses                       5,136              1,667              3,735             10,538
                                                   ----------------  -----------------  -----------------  -----------------

Non-interest income:
         Service charges and fees                               765                 58                442              1,265
         Gain on sale of loans                                  972                 99                 49              1,120
         Gain (loss) on sale of investment
           securities                                            21                                    (8)                13
         Other                                                  279                184                147                610
                                                   ----------------  -----------------  -----------------  -----------------
             Total non-interest income                        2,037                341                630              3,008
                                                   ----------------  -----------------  -----------------  -----------------

Other expenses:
         Salaries and employee benefits                       2,988                818              1,617              5,423
         Occupancy                                              400                148                214                762
         Equipment                                              461                 29                343                833
         Other                                                1,682                698              1,048              3,428
                                                   ----------------  -----------------  -----------------  -----------------
             Total other expenses                             5,531              1,693              3,222             10,446
                                                   ----------------  -----------------  -----------------  -----------------

             Income before income taxes                       1,642                315              1,143              3,100

Income tax expense                                              639                133                377              1,149
                                                   ----------------  -----------------  -----------------  -----------------

             Net income                            $          1,003  $             182  $             766  $           1,951
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Basic earnings per share                           $           1.08  $            0.57  $            0.62  $            0.90
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate basic earnings per share              932,531            319,972          1,240,546          2,176,614 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Diluted earnings per share                         $           1.02  $            0.56  $            0.59  $            0.86
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate diluted earnings per share            986,706            324,648          1,297,954          2,276,092 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

(1) Pro forma combined weighted average shares and earnings per share were calculated based on the exchange ratio of 1.2110 for Roseville 1st Community Bancorp and .6905 for Lake Community Bank.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                             (Amounts in Thousands)

                                                                   FOR THE YEAR ENDED DECEMBER 31, 1996
                                                   -------------------------------------------------------------------------


                                                        WESTERN        ROSEVILLE 1ST          LAKE
                                                         SIERRA          COMMUNITY          COMMUNITY          PRO FORMA
                                                        BANCORP           BANCORP             BANK              COMBINED
                                                   ----------------  -----------------  -----------------  -----------------
Interest income:
         Interest and fees on loans and leases     $          5,544  $           2,545  $           5,704  $          13,793
         Interest on deposits in banks                                                                198                198
         Interest on investment securities                      751                232                777              1,760
         Interest on Federal funds sold                         146                251                168                565
                                                   ----------------  -----------------  -----------------  -----------------
             Total interest income                            6,441              3,028              6,847             16,316

Interest expense on deposits                                  2,185              1,331              2,845              6,361
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income                              4,256              1,697              4,002              9,955

Provision for loan and lease losses                             458                 89                477              1,024
                                                   ----------------  -----------------  -----------------  -----------------

             Net interest income after provision
               for loan and lease losses                      3,798              1,608              3,525              8,931
                                                   ----------------  -----------------  -----------------  -----------------

Non-interest income:
         Service charges and fees                               688                 33                415              1,136
         Gain on sale of loans                                  684                 58                146                888
         Gain (loss) on sale of investment
           securities                                            11                                    20                 31
         Other                                                  309                137                 97                543
                                                   ----------------  -----------------  -----------------  -----------------
             Total non-interest income                        1,692                228                678              2,598
                                                   ----------------  -----------------  -----------------  -----------------

Other expenses:
         Salaries and employee benefits                       2,355                701              1,683              4,739
         Occupancy                                              352                 53                255                660
         Equipment                                              399                 97                342                838
         Other                                                1,176                479              1,244              2,899
                                                   ----------------  -----------------  -----------------  -----------------
             Total other expenses                             4,282              1,330              3,524              9,136
                                                   ----------------  -----------------  -----------------  -----------------

             Income before income taxes                       1,208                506                679              2,393

Income tax expense                                              470                204                203                877
                                                   ----------------  -----------------  -----------------  -----------------

             Net income                            $            738  $             302  $             476  $           1,516
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Basic earnings per share                           $           0.97  $            0.94  $            0.38  $            0.76
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate basic earnings per share              759,017            319,872          1,240,491          2,002,941 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Diluted earnings per share                         $           0.94  $            0.93  $            0.36  $            0.73
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

Weighted average shares of common stock
    used to calculate diluted earnings per share            782,318            324,622          1,308,758          2,079,133 (1)
                                                   ----------------  -----------------  -----------------  -----------------
                                                   ----------------  -----------------  -----------------  -----------------

(1) Pro forma combined weighted average shares and earnings per share were calculated based on the exchange ratio of 1.2110 for Roseville 1st Community Bancorp and .6905 for Lake Community Bank.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly casued this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   WESTERN SIERRA BANCORP




June 29, 1999                      By:   /s/ Gary D. Gall
                                         ---------------------------------------
                                         Gary D. Gall
                                         President & Principal Executive Officer